UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE l4A

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CINEDIGM CORP.

(Name of Registrant As Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

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CINEDIGM CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On ___________, 2017

Dear Fellow Stockholders:

We invite you to attend the 2017 Annual Meeting of Stockholders of Cinedigm Corp., a Delaware corporation (the “Company”), which will be held on ____________, 2017, at 2:00 p.m., local time (the “Annual Meeting”), at [_______________________________________________]. At the Annual Meeting, you will be asked to vote on the following proposals (as more fully described in the Proxy Statement accompanying this Notice):

1.	To elect four (4) members of the Company’s Board of Directors to serve until the 2018 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).
2.	To approve, by non-binding advisory vote, executive compensation.
3.	To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018.
4.	To approve the issuance of shares of Class A common stock in connection with an investment in the Company and related exchanges of the Company’s convertible notes.
5.	To amend the Company’s Certificate of Incorporation to increase the number of shares of Class A common stock authorized for issuance.
6.	To amend the Company’s Certificate of Incorporation to eliminate certain transfer restrictions set forth in Section 4.4 of the Certificate of Incorporation.
7.	To amend the Company’s Certificate of Incorporation to eliminate the Class B common stock and the Series B Junior Participating Preferred Stock.
8.	To approve the 2017 Equity Incentive Plan.
9.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on July 24, 2017 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

YOUR VOTE IS VERY IMPORTANT. WE HOPE YOU WILL ATTEND THIS ANNUAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES VIA THE INTERNET OR THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED MATERIALS. IF YOU RECEIVED A PROXY CARD BY MAIL, PLEASE SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU RECEIVED MORE THAN ONE PROXY CARD, IT IS AN INDICATION THAT YOUR SHARES ARE REGISTERED IN MORE THAN ONE ACCOUNT. PLEASE COMPLETE, DATE, SIGN AND RETURN EACH PROXY CARD YOU RECEIVE. IF YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOUR VOTE BY PROXY WILL NOT BE USED.

BY ORDER OF THE BOARD OF DIRECTORS

Christopher J. McGurk
Chairman of the Board of Directors

New York, New York

Date: _____________, 2017

CINEDIGM CORP.

45 West 36th Street, 7th Floor

New York, New York 10018

PROXY STATEMENT

2017 ANNUAL MEETING OF STOCKHOLDERS

_________________, 2017

GENERAL

This Proxy Statement is being furnished to the stockholders of CINEDIGM CORP. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”). The proxies are for use at the 2017 Annual Meeting of Stockholders of the Company to be held on __________, _______________, 2017, at [2:00 p.m.], local time, or at any adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of [__________________________________]. The Company’s telephone number is (212) 206-8600.

The shares represented by your proxy will be voted at the Annual Meeting as therein specified (if the proxy is properly executed and returned, and not revoked).

The shares represented by your proxy will be voted as indicated on your properly executed proxy. If no directions are given on the proxy, the shares represented by your proxy will be voted:

FOR the election of the director nominees named herein (Proposal One), unless you specifically withhold authority to vote for one or more of the director nominees, if you are a record holder of your shares. If you hold your shares through a broker in “street name,” your broker will not be allowed to vote on Proposal One unless you direct your broker as to such vote.

FOR the approval of the non-binding advisory vote on executive compensation (Proposal Two).

FOR ratifying the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018 (Proposal Three).

FOR the approval of the issuance of shares of Class A common stock in connection with an investment in the Company and related exchanges of the Company’s convertible notes (Proposal Four).

FOR amending the Company’s Certificate of Incorporation to increase the number of shares of Class A common stock authorized for issuance (Proposal Five).

FOR amending the Company’s Certificate of Incorporation to eliminate certain transfer restrictions set forth in Section 4.4 of the Certificate of Incorporation (Proposal Six).

FOR amending the Company’s Certificate of Incorporation to eliminate the Class B common stock and the Series B Junior Participating Preferred Stock (Proposal Seven).

FOR the approval of the 2017 Equity Incentive Plan (Proposal Eight).

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend.

These proxy solicitation materials are first being mailed to the stockholders on or about ____________, 2017.

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VOTING SECURITIES

Stockholders of record at the close of business on July 24, 2017 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, [_____________] shares of the Company’s Class A Common Stock, $0.001 par value (“Class A Common Stock”), were issued and outstanding.

Each holder of Class A Common Stock is entitled to one vote for each share of Class A Common Stock held as of the Record Date.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

A majority of the aggregate voting power of the outstanding shares of Class A Common Stock as of the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the aggregate voting power of the shares of Class A Common Stock present, in person and by proxy, at the Annual Meeting does not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares of Class A Common Stock that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the Annual Meeting for purposes of establishing a quorum. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” with respect to a matter will also be treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter. Abstentions will be counted for purposes of quorum and will have the same effect as a vote “AGAINST” a proposal.

Broker non-votes (i.e., votes from shares of Class A Common Stock held as of the Record Date by brokers or other custodians as to which the beneficial owners have given no voting instructions) will be counted as “shares present” at the Annual Meeting for purposes of determining the presence or absence of a quorum for the transaction of business so long as the broker can vote on any proposal being considered. However, brokers cannot vote on their clients’ behalf on “non-routine” proposals for which they have not received voting instructions from their clients for such proposals. The vote on Proposals 1, 2, 4, 5, 6, 7 and 8 are considered “non-routine.” Accordingly, broker non-votes will not have any effect with respect to Proposals 1, 2, 4, 5, 6, 7 or 8, as shares that constitute broker non-votes are not considered entitled to vote on these matters.

Brokers do have authority to vote uninstructed shares for or against “routine” proposals. Proposal Three constitutes a “routine” proposal. Accordingly, a broker may vote uninstructed shares “FOR” or “AGAINST” Proposal Three.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be included in the Company’s Proxy Statement to be issued in connection with the 2018 Annual Meeting of Stockholders, such stockholder proposal must be received by the Company no later than [______________]. Any such stockholder proposal submitted, including any accompanying supporting statement, may not exceed 500 words, as per Rule 14a-8(d) of the Exchange Act. Any such stockholder proposals submitted outside the processes of Rule 14a-8 promulgated under the Exchange Act, which a stockholder intends to bring forth at the Company’s 2017 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Exchange Act if received by the Company after [_______________]. All stockholder proposals must be made in writing addressed to the Company’s Secretary, Mr. Loffredo, at 45 West 36th Street, 7th Floor, New York, New York 10018.

REVOCABILITY OF PROXY

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s Secretary, Mr. Loffredo, a written notice of revocation, a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

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DISSENTERS’ RIGHT OF APPRAISAL

Under Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

SOLICITATION

Proxies may be solicited by certain of the Company’s directors, executive officers and regular employees, without additional compensation, in person, or by telephone, e-mail or facsimile. In addition, the Company has engaged [___________], a professional proxy solicitation firm, to provide customary solicitation services for a fee of $[_____ plus out-of-pocket expenses]. The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms, banks, custodians and other persons representing beneficial owners of shares of Class A Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners.

Some banks, brokers and other record holders have begun the practice of “householding” notices, proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. The Company will promptly deliver an additional copy of any such document to any stockholder who writes or calls the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of our notices, proxy statements and annual reports, you may contact us to request delivery of a single copy of these materials. Any such written request should be directed to Investor Relations at 45 West 36th Street, 7th Floor, New York, New York 10018 or (212) 206-8600.

DELIVERY OF PROXY MATERIALS

This Proxy Statement and form of proxy, together with our Annual Report on Form 10-K, are first being delivered to stockholders beginning on or about ______________, 2017. The Annual Report, which is included with this Proxy Statement, is not a part of the proxy solicitation materials. Upon receipt of a written request, the Company will furnish to any stockholder, without charge, an additional copy of such Annual Report. Any such written request should be directed to the Company’s Secretary at 45 West 36th Street, 7th Floor, New York, New York 10018 or (212) 206-8600. These documents are also included in our filings with the Securities and Exchange Commission (the “SEC”), which you can access electronically at the SEC's website at http://www.sec.gov.

ELECTRONIC ACCESS TO PROXY MATERIALS

In addition to this printed form of proxy, we are also furnishing proxy materials to stockholders over the Internet. We encourage you to vote via the Internet by following the links to the Proxy Statement and Annual Report, which are both available at www.proxyvote.com. This Proxy Statement and the Annual Report are available on the Company’s website at http://www.cinedigm.com/.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board currently consists of four (4) directors. All of the current members of the Board have been nominated for re-election. Stockholders and their proxies cannot vote for more than four (4) nominees at the Annual Meeting. Each nominee has consented to being named as a nominee for election as a director and has agreed to serve if elected; however, if a nominee should withdraw his or her name from consideration for any reason or otherwise become unable to serve before the Annual Meeting, the Board reserves the right to substitute another person as nominee, and the persons named on your proxy card as proxies will vote for any substitute nominated by the Board. At the Annual Meeting, directors will be elected to serve one-year terms expiring at the next annual meeting of stockholders or until their successors are elected or until their earlier resignation or removal. This Proposal One relates to the election of directors to take effect immediately upon the Annual Meeting, regardless of whether the transactions described in Proposal Four are approved and consummated.

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The directors shall be elected by a majority of the Votes Cast at the Annual Meeting in accordance with our by-laws. If any nominee is not available for election at the time of the Annual Meeting (which is not anticipated), the proxy holders named in the proxy, unless specifically instructed otherwise in the proxy, will vote for the election of such other person as the existing Board may recommend, unless the Board decides to reduce the number of directors of the Company. Certain information about the nominees to the Board is set forth below.

Christopher J. McGurk, 60, has been the Company’s Chief Executive Officer and Chairman of the Board since January 2011. Mr. McGurk was the founder and Chief Executive Officer of Overture Films from 2006 until 2010 and also the Chief Executive Officer of Anchor Bay Entertainment, which distributed Overture Films’ products to the home entertainment industry. From 1999 to 2005, Mr. McGurk was Vice Chairman of the Board and Chief Operating Officer of Metro-Goldwyn-Mayer Inc. (“MGM”), acting as the company’s lead operating executive until MGM was sold for approximately $5 billion to a consortium of investors. Mr. McGurk joined MGM from Universal Pictures, where he served in various executive capacities, including President and Chief Operating Officer, from 1996 to 1999. From 1988 to 1996, Mr. McGurk served in several senior executive roles at The Walt Disney Studios, including Studios Chief Financial Officer and President of The Walt Disney Motion Picture Group. Mr. McGurk has previously served on the boards of BRE Properties, Inc., DivX Inc., DIC Entertainment, Pricegrabber.com, LLC and MGM Studios, Inc. Mr. McGurk’s extensive career in various sectors of the theatrical production and exhibition industry will provide the Company with the benefits of his knowledge of and experience in this field, as well as his wide-spread contacts within the industry.

Peter C. Brown, 58, has been a member of the Board since September 2010. He is Chairman of Grassmere Partners, LLC, a private investment firm, which he founded in 2009. Prior to founding Grassmere Partners, Mr. Brown served as Chairman of the Board, Chief Executive Officer and President of AMC Entertainment Inc. (“AMC”), one of the world’s leading theatrical exhibition companies, from July 1999 until his retirement in February 2009. He joined AMC in 1990 and served as AMC’s President from January 1997 to July 1999 and Senior Vice President and Chief Financial Officer from 1991 to 1997. Mr. Brown currently serves on the board of EPR Properties (NYSE: EPR), a specialty real estate investment trust (REIT). Mr. Brown also serves as a director of CenturyLink (NYSE: CTL), a global leader in communications, hosting, cloud and IT services. Past additional public company boards include: National CineMedia, Inc., Midway Games, Inc., LabOne, Inc., and Protection One, Inc. Mr. Brown’s extensive experience in the theatrical exhibition and entertainment industry and other public company boards provides the Board with valuable knowledge and insight relevant to the Company’s business.

Patrick W. O’Brien, 70, has been a member of the Board since July 2015. He currently serves as the Managing Director & Principal of Granville Wolcott Advisors, a company he formed in 2009 which provides business consulting, due diligence and asset management services for public and private clients. From 2005 to 2009, Mr. O’Brien was a Vice President - Asset Management for Bental-Kennedy Associates Real Estate Counsel where he represented pension fund ownership interests in hotel real estate investments nationwide. Mr. O’Brien also serves on the board of directors of LVI Liquidation Corp., Creative Realities, Inc., and Fit Boom Bah. During the past five years, Mr. O’Brien served on the boards of Ironclad Performance Wear, Inc. and Merriman Holdings, Inc.. Mr. O’Brien joined the Board as a designee of Ronald L. Chez pursuant to the Settlement Agreement dated as of July 30, 2015 among the Company and certain stockholders party thereto. He brings to the Board his seasoned executive and business expertise in private and public companies with an emphasis on financial analysis and business development.

Zvi M. Rhine, 37, has been a member of the Board since July 2015. He is the principal and managing member of Sabra Capital Partners which he founded in 2012, a multi-strategy hedge fund that focuses on event-driven, value and special situations investments primarily in North America. He was previously Vice President at The Hilco Organization from 2009 to 2012 and has also served in various roles at Boone Capital, Banc of America Securities and Piper Jaffray. Mr. Rhine also serves as the CFO and a director of Global Healthcare Real Estate Investment Trust. Mr. Rhine brings to the Board extensive experience in the securities industry.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.

PROPOSAL TWO

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

SEC rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”), enable our stockholders to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

As described in detail in the section entitled, “Compensation Discussion and Analysis”, we believe that executive compensation should be focused on promoting Company performance and stockholder value. To achieve these goals our executive compensation program emphasizes pay for performance and aligning the interests of our executives with those of our stockholders through the use of long-term incentives and the encouragement of equity ownership. In addition, our executive compensation program is designed to allow us to recruit, retain and motivate employees who play a significant role in our current and future success. Please read the Compensation Discussion and Analysis, the 2017 Summary Compensation Table and the other related tables and accompanying narrative for a detailed description of the fiscal year 2017 compensation of our named executive officers. We believe that the 2017 compensation of each of our named executive officers was reasonable and appropriate and aligned with the Company’s 2017 results and the achievement of the objectives of our executive compensation program.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our named executive officers. This vote is advisory only and is not binding on the Company or the Board. Although the vote is non-binding, our Board values the opinions of our stockholders and the Board and the Compensation Committee will consider the outcome of the vote when making future compensation decisions for our named executive officers.

This proposal requires approval by a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote thereat.

Accordingly, we ask our stockholders to vote in favor of the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

THE BOARD RECOMMENDS A VOTE “FOR” APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL THREE
RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the firm of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018, subject to ratification by our stockholders at the Annual Meeting. EisnerAmper LLP has been our independent registered public accounting firm since the fiscal year ended March 31, 2006. No representative of EisnerAmper LLP is expected to be present at the Annual Meeting.

This proposal requires approval by a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote thereat.

More information about our independent registered public accounting firm is available under the heading “Independent Registered Public Accounting Firm” on page 41 below.

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THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2018.

PROPOSAL FOUR

APPROVAL OF THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK IN CONNECTION WITH AN INVESTMENT IN THE COMPANY AND RELATED EXCHANGES OF THE COMPANY’S CONVERTIBLE NOTES.

The Company is seeking stockholder approval for the issuance and sale of Class A Common Stock in connection with a series of transactions that, if consummated, will result in a change of control of the Company based on a new investor owning a majority of the then-outstanding Class A Common Stock.

The transactions consist of: (x) the issuance and sale of 20,000,000 shares of Class A Common Stock (the “Bison Shares”) to Bison Entertainment Investment Limited, a wholly-owned subsidiary of Bison Capital Holding Ltd. (“Bison Capital”) for an aggregate purchase price of $30,000,000, of which up to 400,000 shares of Common Stock may be purchased by Company’s management instead of Bison Capital, pursuant to that certain Stock Purchase Agreement (the “Stock Purchase Agreement”) dated as of June 29, 2017 by and between the Company and Bison Capital (the “Bison Transaction”) and (y) the exchange, pursuant to two exchange agreements (the “Exchange Agreements”), of 99%, or approximately $50,000,000, of the Company’s outstanding 5.5% Convertible Notes due 2035 (the “Convertible Notes”) with the holders thereof for cash, shares of Class A Common Stock and second lien notes (the “Second Lien Notes”) pursuant to the Company’s Second Lien Loan Agreement dated as of July 14, 2016 among the Company, Cortland Capital Market Services LLC, as Agent, and the lenders party thereto (the “Second Lien Loan Agreement”) or a combination thereof (the “Note Exchanges” and together with the Bison Transaction, the “Transactions”). For purposes of this Proposal Four, the Company is seeking stockholder approval for the issuance of 20,000,000 shares of Class A Common Stocks, which represents the maximum number of shares of Common Stock issuable pursuant to the Stock Purchase Agreement.

Upon the issuance of the Bison Shares, Bison Capital will own a majority of the outstanding Class A Common Stock and will be entitled to designate two (2) members of the Company’s Board of Directors, the size of which will be set at seven (7) members. The Board of Directors currently has, and has nominated for election at the Annual Meeting, four (4) directors; if this Proposal Four is approved and the Transactions are consummated, the Board will have six (6) directors and one vacancy. Bison Capital’s designees will be appointed to serve until the next annual or other meeting of stockholders at which directors are to be elected. Thereafter, (x) while Bison Capital beneficially owns more than 28% of the outstanding Class A Common Stock, it will be entitled to designate two (2) designees to be nominated for election as a member of the Board of Directors at any meeting of stockholders at which directors are to be elected, (y) while Bison Capital beneficially owns less than 28% but at least 10% of the outstanding Class A Common Stock, it will be entitled to designate one (1) designee to be nominated for election as a member of the Board of Directors at any meeting of stockholders at which directors are to be elected, and (z) when Bison Capital beneficially owns less than 10% of the outstanding Class A Common Stock and at all times thereafter, it will be entitled to designate no designee to be nominated for election as a member of the Board of Directors. In each case, beneficial ownership shall be determined in accordance with Rule 13d-3 promulgated under the Exchange Act. For purposes of this Proposal Four, the Company is seeking stockholder approval for the issuance of up to 20,000,000 shares of Class A Common Stock, which represents the maximum number of shares of Class A Common Stock that may be sold to Bison Capital pursuant to the Stock Purchase Agreement.

In addition to the initial investment in shares of Common Stock, Bison Capital has agreed to provide the Company with a $10,000,000 loan for working capital and general corporate purposes within 60 days of the closing of the Transactions and to work together with the Company to continue to refinance the remaining debt of the Company.

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The Bison Transaction is subject to a number of closing conditions, including closing the Note Exchanges, receipt of stockholder approval being sought in this Proposal Four, receipt of stockholder approval of a new employee stock incentive plan being sought in Proposal Eight, the implementation thereof and reservation of 1,980,000 shares of the Company’s Common Stock therefor, closing of the sale of up to 400,000 shares of Common Stock to Company’s management, setting the size of the Board at seven (7) members, receipt of stockholder approval of the Fifth Amended and Restated Certificate of Incorporation being sought in Proposals Five, Six and Seven, and lender and regulatory approvals including CFIUS approval.

The Stock Purchase Agreement may be terminated prior to the closing under certain circumstances, including failure to obtain stockholder, lender or regulatory approval of the Transactions, if the Transactions are not closed by October 31, 2017 or upon the occurrence of material breaches or violations of the Stock Purchase Agreements or the acceptance by the Company of certain other proposals to acquire all or part of the equity or assets of the Company.

If the Stock Purchase Agreement is terminated as a result of the Company’s material breach or violation of certain representations, warranties or covenants, including the failure of the Company’s Board to recommend approval by the stockholders of the Bison Transaction or approval by the Company’s Board of a Superior Proposal under certain circumstances, or if the stockholders do not approve this Proposal 4 or Proposal 5, the Company is required to pay to Bison a termination fee equal to US$1,000,000.

If the Stock Purchase Agreement is terminated by the Company as a result of Bison’s breach of any representation or warranty or failure to perform in any material respect any covenant or agreement that would cause any of the closing conditions not to be satisfied, subject to certain timing requirements and opportunities to cure or if the closing conditions are met and the Company is ready and willing to consummate the Bison Transactions and Bison fails to consummate the Bison Transaction, Bison is required to pay to the Company a termination fee of US$1,000,000.

We expect that Christopher J. McGurk, the Company’s Chairman and Chief Executive Officer, may acquire 333,333 shares of Class A Common Stock as part of the Bison Transaction, and that Mr. McGurk will pay for those shares by surrendering to the Company the $500,000 principal amount of Second Lien Notes he currently holds. In addition, Messrs. __________ and ___________ may acquire some or all of the other 3,000,000 shares of Class A Common Stock that may be sold to management as part of the Bison Transaction, and that they will pay cash for such shares. All such shares of Class A Common Stock sold to management will be sold at the same price, $1.50 per share, as the Bison Shares will be sold. For purposes of this Proposal Four, the Company is seeking stockholder approval for the issuance of up to 3,333,333 shares of Class A Common Stock (which shares are part of the 20,000,000 shares to be issued and sold pursuant to the Stock Purchase Agreement), which represents the maximum number of shares of Class A Common Stock that may be sold to management as part of the Transactions.

The Exchange Agreements provide for the holders of Convertible Notes to exchange their Convertible Notes for cash and shares of Common Stock at a ratio of $350 in cash and 73.33 shares of Common Stock per $1,000 of Notes (the “Exchange Ratio”). One Exchange Agreement also provided for the holder party thereto to exchange $1,827,000 principal amount of its Notes for $1,462,000 principal amount of Second Lien Notes, which exchange occurred shortly after execution of the Exchange Agreement, and prior to any other exchanges with such holder. All Convertible Notes, other than those Convertible Notes exchanged for Second Lien Notes, may be surrendered by any holder party to an Exchange Agreement in exchange for the Common Stock portion of the Exchange Ratio. Through _____________, 2017, holders of Convertible Notes have exchanged $__________ principal amount of their Convertible Notes for ___________ shares of Common Stock (exclusive of fractional shares). Holders of Convertible Notes may continue to surrender Convertible Notes in exchange for Common Stock periodically until the closing of the Transactions; however, prior to closing the Transactions, the Company shall not issue more than 2,476,031 shares of Common Stock, which equals 19.99% of the Common Stock of the Company outstanding as of the date of signing the Exchange Agreements (the “Interim Issuance Limit”). At the closing of the Transactions, the holders will exchange all of their remaining Convertible Notes for cash and shares such that all of the exchanges with such holders (other than the exchange for Second Lien Notes), in the aggregate, reflect the Exchange Ratio.

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The Company has agreed with certain holders that the number of shares of Common Stock deliverable at closing of the Transactions is subject to reduction in the event the volume weighted average price of the Common Stock for the 15 business days prior to the closing of the Transactions (the “Reference Price”) is greater than $2.50, in which case the number of shares of Common Stock deliverable is reduced by multiplying the shares deliverable to such holder by a fraction equal to $2.50 divided by the Reference Price. Unless the number of shares is reduced as described, the aggregate number of shares of Common Stock that may be issued pursuant to the Note Exchanges is 3,536,792 shares. For purposes of this Proposal Four, the Company is seeking stockholder approval for the issuance of 1,060,761 shares of Class A Common Stocks, which represents the maximum number of shares of Common Stock issuable pursuant to the Exchange Agreements in excess of the Interim Issuance Limit. The Note Exchanges may be terminated under certain circumstances, including if the Bison Transaction is not closed by October 31, 2017, and by each holder as to its rights and obligations if the Stock Purchase Agreement is terminated in accordance with its terms or upon the breach of a certain covenant under the Exchange Agreements.

Why We Are Seeking Stockholder Approval

The issuance of shares in the Transactions is being submitted to the stockholders at the Annual Meeting to comply with the stockholder approval requirements of NASDAQ Rule 5635.

Under NASDAQ Rule 5635(b), companies that have securities listed on NASDAQ must obtain stockholder approval prior to the issuance of common stock when the issuance or potential issuance would result in a “change of control” as defined by NASDAQ (the “Change of Control Rule”). NASDAQ generally characterizes a transaction whereby an investor or group of investors acquires, or obtains the right to acquire, 20% or more of the voting power of an issuer on a post-transaction basis as a “change of control” for purposes of Rule 5635(b).

Under NASDAQ Rule 5635(c), companies that have securities listed on NASDAQ must obtain stockholder approval prior to the issuance of common stock to officers, directors, employees, or consultants at a price less than the greater of the book and market value per share of such common stock, as such issuance is deemed to be compensatory (the “Equity Compensation Rule”).

Under NASDAQ Rule 5635(d), companies that have securities listed on NASDAQ must obtain stockholder approval prior to the issuance of common stock in a private offering at a price less than the greater of the book and market value per share of such common stock, if the issuance amounts to twenty percent (20%) or more of the common stock or twenty percent (20%) or more of the voting power of a company outstanding before the issuance (the “20% Rule”).

The Company’s Board of Directors has submitted this Proposal Four to the Company’s stockholders for approval because the Change of Control Rule, the Equity Compensation Rule and the 20% Rule apply to issuance of the Company’s Class A Common Stock in the Transactions.

As of the date of this proxy statement, the Company had issued and outstanding [12,386,353] shares of Class A Common Stock. If the Company consummates the Transactions and sells all 20,000,000 shares of Common Stock to Bison, and assuming the issuance of the 3,526,792 Exchange Shares in the Note Exchanges, Bison would acquire shares representing approximately [55.7]% of the outstanding Class A Common Stock of the Company. If the Company’s management purchases 400,000 shares of Class A Common Stock and Bison acquires 19,600,000 shares of Class A Common Stock, and assuming the issuance of the 3,526,792 Exchange Shares in the Note Exchanges, Bison would acquire shares representing approximately [54.6]% of the outstanding shares of the Company.

The approval sought under this Proposal Four will be effective to satisfy the stockholder approval requirements of the Change of Control Rule, the 20% Rule and the Equity Compensation Rule. Under the NASDAQ Rule 5635, the minimum vote which will constitute stockholder approval of this Proposal Four for the purposes of the Change of Control Rule, the 20% Rule and the Equity Compensation Rule is a majority of the total votes cast on the proposal in person or by proxy at the Annual Meeting.

Background and Purpose of the Transactions

Need for Financing

The purpose of the Transactions is to raise the capital for the Company and to reduce the principal amount outstanding, or enable the complete elimination, of the Convertible Notes.

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The Company has built a solid platform for growth; however, historically it has not had the ability to fund its expanding operations through its own cashflow. The Company believes that the capital infusion that would result if the Transaction is consummated would alleviate ongoing problem and provide adequate capital to do so. Such funding is expected to enable the Company to fund its future growth strategies in the developing over-the-top (“OTT”) space, in which the Company hopes to launch more owned and third party channels, as well as continue to fund the growth in its subscriber base. The Company also hopes to acquire highly profitable quality content to expand its distribution pipeline on two levels: individual properties and the licensing of full libraries of content, which would be available for all Company methods of distribution including theatrical limited releases, all areas of physical and digital distribution, and finally to our OTT platforms. The Company believes that the Bison Transaction would provide both needed capital and a valuable strategic partner, which factor is described further below under the caption “Background and Purpose of the Transactions - Strategic Partnership.”

In addition to raising capital through the Bison Transaction, the Company intends to eliminate a substantial portion of indebtedness by reducing or enabling the complete elimination of the outstanding Convertible Notes. The Exchange Agreements relate to $50,571,000 in principal amount of Convertible Notes, which constitute 99% of the outstanding principal amount of the Convertible Notes. After completion of the Note Exchanges, only $515,000 principal amount of the Convertible Notes would remain outstanding. The consummation of the Bison Transaction would result in a “Fundamental Change” under the terms of the Convertible Notes because Bison Capital would become the beneficial owner (as defined under Rule 13d-3 promulgated under the Exchange Act) of Class A Common Stock that represents over 50% of the voting power of the Company’s voting securities. Upon a Fundamental Change, any holder of outstanding Convertible Notes shall have the right to require the Company to repurchase any or all of its Convertible Notes for cash at a repurchase price equal to 100% of the principal amount of such Convertible Notes plus accrued and unpaid interest thereon. Accordingly, upon consummation of the Transactions, the Company expects to reduce the outstanding principal amount of Convertible Notes to $515,000 pursuant to the Note Exchanges, and subsequently may eliminate this remaining amount entirely. The Note Exchanges will result in a significant reduction of outstanding debt for the Company, reducing the Company’s total debt and interest costs, and improving its liquidity and financial condition.

The Company’s financial condition and results of operations are discussed in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017, which is included in the Annual Report to Stockholders that accompanies this proxy statement.

Strategic Partnership

The Company believes it enjoys a leading position within the United States market, and has identified growth internationally as a strategic priority. China represents a high growth emerging market with an enormous number of potential consumers and users of the Company’s products, including OTT channels. Bison Capital has established itself in the media, entertainment and related technology markets in China, having made several successful investments in film and television production, film distribution and internet-related mobile internet services. Bison Capital is led by practiced executives with experience in the media markets both in China and globally. Bison Capital has expressed to the Company its intention to assist the Company with expanding its content and entertainment business, including OTT channels, into China, including obtaining relevant licenses, which Bison Capital has previously been successful in obtaining for other media companies, as well as potentially launching Chinese content OTT channels in the United States. The Board and our management believe that Bison Capital’s support in these areas could provide valuable assistance in the growth, development and success of the Company’s business.

History of Seeking Strategic Investment or Partnership

In light of the Company’s ongoing need for capital to fund operations and grow its content and entertainment business, including acquiring content and developing OTT channels, the Company has sought investment from suitable partners since inception, both with respect to financing and strategic partnership opportunities. Over the past several years, management engaged in numerous conversations without reaching acceptable terms with any investor or strategic partner prior to agreeing to the Transactions. During the discussions with Bison Capital, the Board concluded that both Bison Capital’s financing capability and the global experience in our industry would be beneficial to the Company, and presented an opportunity that was more attractive than other parties that would be able to offer only one of those elements alone.

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Determination of Purchase Price

The purchase price for the Bison Shares will be $1.50 per share. This price per share was determined during the negotiations (and prior to signing the Stock Purchase Agreement) with Bison Capital. At the time of such determination, $1.50 per share constituted a slight premium to the then-current price of the Class A Common Stock based on the 10-day average price of the Class A Common Stock at such time.

With respect to the $1.50 share price, the Board took many factors into consideration, including the price of the Class A Common Stock on Nasdaq at the time, potential dilution, the proposed convertible exchanges, the possible strategic opportunity with Bison, access to liquidity and the limited trading volume of the Class A Common Stock. The Board specifically looked at the Company’s ongoing need for capital, along with the opportunity to retire debt at a substantial discount. The Company, after balancing the various factors, believes that the $1.50 is a better price than could have been achieved if it had raised capital via an equity offering, which typically sells at a discount to market and may have included warrant coverage or other features. After considering these factors, the Board concluded that the pricing for the shares was fair and in the best interests of the Company and its stockholders.

Use of Proceeds

The proceeds from the sale of the Bison Shares will be used for cash portions of the Note Exchanges, the payment of fees and expenses incurred in connection with the Transactions, and working capital and general corporate purposes, which may include the payment of additional outstanding debt obligations and development of OTT channels and acquisition of content for our content and entertainment business.

Dilution

If this Proposal Four is approved and the Company consummates the Transactions, the Company’s existing stockholders, based on the number of shares of Class A Common Stock outstanding as of the Record Date, would hold 34.5% of the Company’s outstanding capital stock and would have relatively little influence over the Company’s affairs.

If Proposal Eight is approved and the Company adopts the 2017 Equity Incentive Plan, the Company would reserve another 1,980,000 shares of Class A Common Stock for issuance thereunder, which would later result in additional dilution to the Company’s existing stockholders.

Effect on Outstanding Warrants

The Company currently has outstanding warrants to purchase an aggregate of 452,500 shares of Class A Common Stock, with varying terms. Some of these warrants contain anti-dilution adjustment provisions that will be triggered by the consummation of the Transactions. If this Proposal Four is approved and the Company consummates the Transactions, there will be anti-dilution adjustments resulting in an additional 15,115 shares of Class A Common Stock becoming issuable upon the exercise of such warrants.

In addition, the Company currently has outstanding warrants to purchase an aggregate of 125,063 shares of Class A Common Stock, with varying terms. Some of these warrants contain anti-dilution adjustment provisions that will be triggered by the consummation of the Transactions. If this Proposal Four is approved and the Company consummates the Transactions, there will be anti-dilution adjustments resulting in additional shares of Class A Common Stock becoming issuable upon the exercise of such warrants, although such addition number will vary based on the stock price of the Class A Common Stock at the time of the closing. If the stock price at the time of closing is $____ (the closing price of the Class A Common Stock on the Record Date), __________ additional shares of Class A Common Stock will become issuable upon the exercise of such warrants.

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Effect on Forward Stock Purchase Contract Shares

In April 2015, in connection with the issuance of the Convertible Notes, the Company entered into a forward stock purchase transaction (the “Forward Stock Purchase Transaction”) pursuant to a forward stock purchase confirmation (the “Forward Stock Purchase Confirmation”) with Société Générale (the “Forward Counterparty”), pursuant to which the Company purchased 1,179,138 (as adjusted for the Company’s 1-for-10 reverse stock split in May 2016) shares (the “Forward Stock Purchase Shares”) of its Class A common stock for settlement on or about the fifth anniversary of the issuance of the Convertible Notes. The Forward Stock Purchase Transaction was generally expected to facilitate privately negotiated derivative transactions between the Forward Counterparty and holders of the Convertible Notes, including swaps, relating to the shares of Class A common stock by which holders of the Notes have established short positions relating to the shares of Class A common stock and otherwise hedged their investments in the Convertible Notes. The Forward Stock Purchase Transaction is subject to early settlement, in whole or in part, at any time prior to the final settlement date at the option of the Forward Counterparty. The Forward Stock Purchase Shares are treated as retired for certain accounting purposes as of the effective date of the Forward Stock Purchase Confirmation, but remain outstanding for corporate law purposes, including for purposes of stockholder votes. As of ____________, 2017, [_______] of the Forward Stock Purchase Shares have been settled. Upon settlement, the Forward Stock Purchase Shares may be retired and held in treasury, in which case they are no longer deemed to be outstanding. It is expected that the Forward Stock Purchase Shares will be settled upon the cancellation of Convertible Notes pursuant to the Note Exchanges, and that all or substantially all of the Forward Stock Purchase Shares will be retired and held in treasury at or shortly after the consummation of the Transactions.

Effect on Net Operating Losses

The issuance of the Shares in the Transactions is expected to result in an ownership change as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). In general, under Section 382 of the Code, an ownership change occurs if, immediately after any “owner shift” involving a “5-percent shareholder” or any “equity structure shift” the percentage of the stock of the corporation owned by one or more 5-percent shareholders has increased by more than 50 percentage points over the lowest percentage of stock of the corporation (or any predecessor corporation) owned by such shareholders at any time during a three-year testing period. If a Section 382 ownership change were to occur, there would be a substantial limitation on the Company’s ability to utilize its existing net operating loss carryforwards (“NOL carryforwards”) to offset future taxable income.

As of March 31, 2017, the Company had approximately $250.3 million of NOL carryforwards for federal income tax purposes. The US federal and state NOL carryforwards will begin to expire in 2020. The impact of an ownership change on state NOL carryforwards may vary from state to state. As of March 31, 2017, approximately $12.6 million of our net operating loss from periods prior to March 2006 are subject to a Section 382 limitation. Net operating losses of approximately $237.7 million, which were generated since March 2006 are currently not subject to an annual limitation under Section 382. The annual limitation for a corporation’s NOL carryforwards following an ownership change generally equals the product of the corporation’s value immediately prior to the ownership change and the “long-term tax-exempt” rate of interest (which is 2.04% for ownership changes occurring in July, 2017). If the Transactions are consummated, the effect on the existing NOLs will be to limit them to an annual amount equal to the product of the Company’s market capitalization immediately prior to the Transactions and 2.04%, with certain adjustments (except that the limitation for previously limited NOL carryforwards will be the lesser of the prior limitation and the limitation triggered by the Transactions).

It is expected that the Note Exchanges will trigger cancellation of indebtedness income, because it is expected that the sum of the cash and the fair market value of the stock to be received by the Note holders in exchange for their Notes will be less than the “adjusted issue price” (generally, unpaid principal and interest) of the Notes. Provided, however, that the Note Exchanges all occur on or before the date of the issuance of Shares in the Transactions, the Company may be able to offset the resulting cancellation of indebtedness income with NOL carryforwards, without being subject to any Section 382 limitation created by the Transactions. In general, a corporation with NOL carryforwards may elect to allocate its net operating loss or taxable income such that cancellation of indebtedness income recognized on or before the date of an ownership change is treated as arising prior to the ownership change. In the case of cancellation of indebtedness income arising on the day of an ownership change, it is possible that the IRS would take the position that it should be treated as “recognized built-in gain” (“RBIG”) rather than as income allocable to the pre-ownership change period. Treating cancellation of indebtedness income as RBIG can have the same result as treating it as pre-ownership change income, since, to the extent that such income is treated as RBIG on the ownership change date, it can increase a corporation’s Section 382 limitation, subject to a “net unrealized built-in gain” limitation.

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In structuring the Transactions, the Company sought to preserve as much use of its NOLs as possible by taking advantage of the rules described in the preceding paragraph, but the remaining NOLs will be severely impaired following the consummation of the Transactions. There is no assurance, however, that the Company will generate taxable income in the future against which the NOLs could be applied.

Dissenters’ Rights

Under Delaware law, stockholders are not entitled to dissenters’ rights with respect to the transactions contemplated by this Proposal Four.

Impact if Proposal Four is Not Approved

The sale of Bison Shares in the Transactions is contingent upon the approval of the Company’s stockholders of this Proposal Four.

If the Company is unable to complete the sale of the Bison Shares in the Transactions, then the Company intends to seek alternative funding. However, the Company is uncertain whether the alternative funding would be available, or if available, whether it would be on terms less favorable to the Company or would be available to the Company quickly enough to provide for the Company’s capital needs. If the Company is unsuccessful in obtaining additional funding on acceptable terms or at all, then the Company would have to significantly or substantially curtail its spending and operations, in which case the Company’s current stockholders and investors may lose their entire investments.

If the Transactions are not consummated, then the interim exchanges of Convertible Notes already effected at such time would remain in place but no additional exchanges of the remaining Convertible Notes of the participating holders would be effected. Accordingly, $45,043,000 or more principal amount of Convertible Notes would remain outstanding and would not be extinguished.

Vote Required

Under the NASDAQ Rules, the minimum vote which will constitute stockholder approval of this Proposal Four for the purposes of NASDAQ Rule 5635 is the affirmative vote of a majority of the total votes cast on this Proposal Four.

Assuming the existence of a quorum, Proposal Four will be approved if the number of shares voted in favor of the proposal to approve the issuance of Shares in the Transactions exceeds the number of shares voted against the proposal. As such, abstentions and broker non-votes will not affect the outcome of the vote but will be counted for determining the existence of a quorum.

If this Proposal Four is approved but Proposal Five is not approved or any of Proposal Six, Proposal Seven and Proposal Eight is not approved or the requirements therefor are not waived by Bison Capital, the Transactions will not be consummated.

Even if this Proposal Four is approved by stockholders, the failure to satisfy or have waived other conditions to consummating the Transactions could prevent the Transactions from being consummated.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE CHANGE OF CONTROL STOCK ISSUANCE TRANSACTION

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PROPOSAL FIVE
AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO
INCREASE THE AMOUNT OF CLASS A COMMON STOCK AUTHORIZED

The Company’s Certificate of Incorporation currently authorizes the issuance of a total of 41,241,000 shares of capital stock. Of such shares, 25,000,000 are designated as Class A Common Stock; 1,241,000 are designated as Class B Common Stock; and 15,000,000 are designated as preferred stock. As of ______________, 2017, there were [12,386,353] shares of Class A Common Stock issued and outstanding. As of ______________, 2017, there were no shares of Class B Common Stock issued and outstanding, and no remaining shares of Class B Common Stock available for issuance. With respect to the 15,000,000 shares of authorized preferred stock, 20 are designated as Series A 10% non-voting cumulative preferred stock, of which seven (7) are issued and outstanding and one (1) was issued but is no longer outstanding, and 1,000,000 are designated as Series B Junior Participating Preferred Stock, none of which are issued or outstanding.

In addition to the [12,386,353] shares of Class A Common Stock currently outstanding, the Company has [5,710,543] shares of Class A Common Stock reserved for issuance pursuant to (a) the exercise of outstanding warrants, (b) the Company’s Second Amended and Restated Equity Incentive Plan (the “Plan”), including outstanding stock options granted thereunder, (c) the exercise of outstanding inducement stock options that were granted outside of the Plan, and (d) the conversion of the Company’s 5.5% Convertible Notes.

The aggregate number of outstanding and reserved shares of Class A Common Stock is [18,096,896], leaving only [6,903,104] shares of Class A Common Stock available for future issuances. Such future issuances could include the sale of securities in order to raise capital, the payment of consideration in acquisitions, additional shares issued in connection with grants made to employees under new or expanded existing compensation plans or arrangements, and other uses not currently anticipated. Specifically, if this Proposal Five and Proposals Four and Eight are approved and the Transactions are consummated, the Company will issue 23,526,792 Shares in connection therewith and reserve 1,980,000 shares in connection with the 2017 Equity Incentive Plan. Accordingly, the Company is proposing to increase the number of authorized shares of Class A Common Stock by 35,000,000, so that the number of shares of Class A Common Stock would increase from 25,000,000 to 60,000,000 shares. This would allow the Company to issue the Shares upon consummation of the Transactions, reserve shares for issuance under the 2017 Equity Incentive Plan, and have additional shares of Class A Common Stock available for future uses, although no such future uses are contemplated at this time. If this Proposal Five is approved, Proposal Four is approved and Proposal Six, Proposal Seven and Proposal Eight are approved or the requirements therefor under the Stock Purchase Agreement are waived by Bison Capital, the Company intends to file, in connection with the consummation of the Transactions, an amended and restated Certificate of Incorporation to effect the change proposed by this Proposal Five, a copy of which is attached hereto as Appendix A. The Company believes that such increase is in the best interests of the Company and its stockholders, as it would allow the Company to consummate the Transactions and, in addition, provide the Company with flexibility and alternatives in structuring future transactions.

This amendment would not change any of the rights, restrictions, terms or provisions relating to the Class A Common Stock or the preferred stock. Under the General Corporation Law of the State of Delaware, stockholders are not entitled to appraisal rights with respect to this amendment. The Company will not independently provide stockholders with any such right. Additionally, holders of Class A Common Stock do not have any preemptive rights with respect to the issuance of Class A Common Stock.

Future issuances of Class A Common Stock could affect stockholders. Any future issuance of Class A Common Stock, other than on a pro-rata basis, would dilute the percentage ownership and voting interest of the then current stockholders.

If Proposal Four is approved, this Proposal Five is approved and Proposal Six, Proposal Seven and Proposal Eight are approved or the requirements therefor under the Stock Purchase Agreement are waived by Bison Capital and the Transactions are consummated, approximately 23,526,892 Shares will be issued, which will be dilutive with respect to the percentage ownership and voting interest of the holders of outstanding shares of Class A Common Stock. The Company’s existing stockholders would hold 34.5% of the Company’s outstanding capital stock and would have relatively little influence over the Company’s affairs.

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If this Proposal Five is approved, regardless of whether the other proposals presented in the proxy statement are approved, the Company will amend the Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock to 60,000,000 unless the Board determines otherwise.

This proposal requires approval by a majority of the votes entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AMOUNT OF CLASS A COMMON STOCK AUTHORIZED.

PROPOSAL SIX
AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO
ELIMINATE THE SHARE TRANSFER RESTRICTIONS IN SECTION 4.4

The Board is seeking your approval of an amendment to the Company’s Certificate of Incorporation to remove restrictions on the transfer of its securities under certain circumstances (the “NOL Protective Provision”). The NOL Protective Provision prevents certain direct and indirect future transfers of our capital stock that could adversely affect our ability to utilize our net operating loss carryforwards (“NOL” carryforwards) and certain income tax credits to reduce our federal income taxes.

The issuance of the Shares in the Transactions is expected to result in an ownership change as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). In general, under Section 382 of the Code, an ownership change occurs if, immediately after any “owner shift” involving a “5-percent shareholder” or any “equity structure shift” the percentage of the stock of the corporation owned by one or more 5-percent shareholders has increased by more than 50 percentage points over the lowest percentage of stock of the corporation (or any predecessor corporation) owned by such shareholders at any time during a three-year testing period. If a Section 382 ownership change were to occur, there would be a substantial limitation on the Company’s ability to utilize its existing NOL carryforwards to offset future taxable income.

As of March 31, 2017, the Company had approximately $250.3 million of NOL carryforwards for federal income tax purposes. The US federal and state NOL carryforwards will begin to expire in 2020. The impact of an ownership change on state NOL carryforwards may vary from state to state. As of March 31, 2017, approximately $12.6 million of our net operating loss from periods prior to March 2006 are subject to a Section 382 limitation. Net operating losses of approximately $237.7 million, which were generated since March 2006 are currently not subject to an annual limitation under Section 382. The annual limitation for a corporation’s NOL carryforwards following an ownership change generally equals the product of the corporation’s value immediately prior to the ownership change and the “long-term tax-exempt” rate of interest (which is 2.04% for ownership changes occurring in July, 2017). If the Transactions are consummated, the effect on the existing NOLs will be to limit them to an annual amount equal to the product of the Company’s market capitalization immediately prior to the Transactions and 2.04%, with certain adjustments (except that the limitation for previously limited NOL carryforwards will be the lesser of the prior limitation and the limitation triggered by the Transactions).

The NOL Protective Provision restricts the ability of existing and future stockholders to acquire additional shares of Common Stock or transfer such shares to another party to the extent that such acquisition or transfer would create or result in an individual or entity becoming a holder of 5% or more of the then outstanding Common Stock or increase the ownership percentage of an existing holder of 5% or more of the then outstanding Common Stock.

If the Transactions are consummated, an ownership change under Section 382 is expected to occur and our NOLs are expected to be severely impaired. However, the Company believes that it will not continue to generate significant NOLs going forward based on the performance of both the digital cinema and content and entertainment businesses. In addition, while a future ownership change might potentially subject the Company’s NOL carryforwards to an additional limitation, the preservation of the Company’s NOLs, as limited by the Section 382 limitation expected to be triggered by the Transactions, may not be as important to the Company.

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The NOL Protective Provision is contained in Article Fourth to our current Fourth Amended and Restated Certificate of Incorporation, as amended, and is attached as Appendix B to this Proxy Statement. The removal of the NOL Protective Provision will only become effective if this Proposal Six is approved, Proposal Four and Proposal Five are approved and Proposal Seven and Proposal Eight are approved or the requirements therefor under the Stock Purchase Agreement are waived by Bison Capital, and the Transactions are consummated.

This proposal requires approval by a majority of the votes entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO ELIMINATE THE SHARE TRANSFER RESTRICTIONS IN SECTION 4.4.

PROPOSAL SEVEN
AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO
ELIMINATE THE CLASS B COMMON STOCK AND
THE SERIES B JUNIOR PARTICIPATING PREFERRED STOCK

The Company’s Certificate of Incorporation currently authorizes the issuance of a total of 41,241,000 shares of capital stock. Of such shares, 25,000,000 are designated as Class A Common Stock; 1,241,000 are designated as Class B Common Stock; and 15,000,000 are designated as preferred stock. As of ______________, 2017, there were [12,386,353] shares of Class A Common Stock issued and outstanding. As of ______________, 2017, there were no shares of Class B Common Stock issued and outstanding, and no remaining shares of Class B Common Stock available for issuance. With respect to the 15,000,000 shares of authorized preferred stock, 20 are designated as Series A 10% non-voting cumulative preferred stock, of which seven (7) are issued and outstanding and one (1) was issued but is no longer outstanding, and 1,000,000 are designated as Series B Junior Participating Preferred Stock, none of which are issued or outstanding.

The Board is seeking your approval of an amendment to the Company’s Certificate of Incorporation to eliminate Class B Common Stock, which has no more shares available for issuance, and to reclassify the 1,000,000 shares of Series B Junior Participating Preferred Stock as undesignated preferred stock.

If this Proposal Seven, Proposal Four and Proposal Five are approved, and Proposal Six and Proposal Eight are approved or the requirements therefor under the Stock Purchase Agreement are waived by Bison Capital, and the Transactions are consummated and the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each share of our Common Stock designated as Class B Common Stock will automatically be eliminated and each share of our Series B Junior Participating Preferred Stock will automatically be reclassified into one share of undesignated preferred stock. The reclassified shares of Series B Junior Participating Preferred Stock will have no designation of rights or preferences and such rights and preferences may be designated in the future in the same manner and method as set forth in our Amended and Restated Certificate of Incorporation for existing undesignated preferred stock. If this Proposal Seven is approved, regardless of whether the other proposals presented in the proxy statement are approved, the Company will amend the Certificate of Incorporation to eliminate the Class B Common Stock and the Series B Junior Participating Preferred Stock, unless the Board determines otherwise.

This proposal requires approval by a majority of the votes entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASS B COMMON STOCK AND THE SERIES B JUNIOR PARTICIPATING PREFERRED STOCK.

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PROPOSAL EIGHT

APPROVAL OF 2017 EQUITY INCENTIVE PLAN

The Company is asking its stockholders to approve the 2017 Equity Incentive Plan (the “Plan”), the Company’s new equity incentive plan. If approved by stockholders, the Plan will replace the Cinedigm Second Amended and Restated 2000 Equity Incentive Plan, as amended and restated to date (the “2000 Equity Incentive Plan”) for employees of, and consultants to, the Company. Approval of the Plan shall not affect awards already granted under the 2000 Incentive Plan.

A copy of the Plan is attached as Appendix C to this Proxy Statement. The following is a summary of the material features of the Plan and is qualified in its entirety by reference to the Plan. Capitalized terms not otherwise defined are used as set forth in the Plan.

Administration

The Compensation Committee administers the Plan. The Compensation Committee has the authority to select the individuals who will participate in the Plan (“Participants”) and to grant options, SARs, restricted stock and restricted stock units, performance shares and performance units and cash-based and other stock-based awards upon such terms (not inconsistent with the terms of the Plan) as the Compensation Committee considers appropriate. In addition, the Compensation Committee has complete authority to interpret all provisions of the Plan, to prescribe the form of notices or agreements evidencing awards under the Plan (each, an “Award Agreement”), to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, including revising the terms of the Plan as they apply to non-U.S. employees, to comply with local law.

The Compensation Committee may delegate its authority to administer the Plan to one of the Company’s officers. The Compensation Committee, however, may not delegate its authority with respect to individuals who are subject to Section 16 of the Exchange Act. As used in this summary, the term “Administrator” means the Compensation Committee and any delegate, as appropriate.

Eligibility

Any employee of the Company or an affiliate is eligible to participate in the Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or its affiliates. A non-employee director of the Company or other third-party service provider to the Company may also be granted awards under the Plan so long as they do not promote or maintain a market for the Company’s securities and their services are not in connection with the Company’s offering securities in a capital raising transaction. The Company is not able to estimate the number of individuals that the Administrator will select to participate in the Plan or the type or size of awards that the Administrator will approve. Therefore, the benefits to be allocated to any individual or to various groups of individuals are not presently determinable.

Non-employee Director Awards

If the Plan is approved by stockholders, it is anticipated that each non-employee director will receive, following the date of each annual meeting of stockholders, a restricted stock award valued at $50,000, based on the fair market value of the Company’s Class A Common Stock as of the last trading date of the quarter during which the annual meeting occurs. These restricted stock awards will vest on a quarterly basis, so long as the director remains continuously in office. Non-employee directors will also be eligible to receive other types of awards under the Plan, but such awards are discretionary.

Awards

Options. Options granted under the Plan may be incentive stock options (“ISOs”) or nonqualified stock options. An option entitles the Participant to purchase shares of Class A Common Stock from the Company at the option price. The option price will be fixed by the Administrator at the time the option is granted, but the price cannot be less than the per share fair market value on the date of grant (or, with respect to ISOs, in the case of a holder of more than 10 percent of outstanding voting securities, 110 percent of the per share fair market value). The option price may be paid in cash, a cash equivalent acceptable to the Administrator, with shares of Class A Common Stock, by a cashless broker-assisted exercise, or a combination thereof, or any other method accepted by the Compensation Committee.

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Options may be exercised in whole or in part at such times and subject to such conditions as may be prescribed by the Administrator, provided that an option shall be exercisable after a period of time specified by the Administrator which may not be less than one year, except as the Administrator may provide in an Award Agreement. The maximum period in which an option may be exercised will be fixed by the Administrator at the time the option is granted but cannot exceed 10 years (five years for ISOs granted to a holder of more than 10 percent of the Company’s outstanding voting securities). The Award Agreement will set forth the extent to which a Participant may exercise the option following termination of employment (which for non-employee directors and other third-party service providers shall mean a termination of the performance of services to the Company; references in this description of the new Plan to a “termination of employment” shall mean a termination of the performance of services where the award holder is a non-employee director or other third-party service provider to the Company). No employee may be granted ISOs that are first exercisable in a calendar year for Common Stock having an aggregate fair market value (determined as of the date the option is granted) exceeding $100,000.

SARs. Under the Plan, a stock appreciation right (“SAR”) generally entitles the Participant to receive with respect to each share of Class A Common Stock encompassed by the exercise of the SAR, the excess of the fair market value of a share of Common Stock on the date of exercise over the initial value of the SAR. The initial value of the SAR is the fair market value of a share of Class A Common Stock on the date of grant.

SARs may be exercised at such times and subject to such conditions as may be prescribed by the Administrator, provided that an SAR shall be exercisable after a period of time specified by the Administrator which may not be less than one year, except as the Administrator may provide in an Award Agreement. The maximum period in which an SAR may be exercised will be fixed by the Administrator at the time the SAR is granted, but cannot exceed 10 years for awardees within the U.S. The Award Agreement shall set forth the extent to which a Participant may exercise the SAR following termination of employment. The amount payable upon the exercise of an SAR may, in the Administrator’s discretion, be settled in cash, Class A Common Stock, or a combination thereof, or any other manner approved by the Administrator. The form in which the SAR will be paid out to a Participant after exercise, as well as any conditions on any shares of Class A Common Stock received upon exercise of an SAR, will be set forth in the Award Agreement pertaining to the SAR grant.

Restricted Stock and Restricted Stock Units. The Plan permits the grant of restricted stock and restricted stock units. Restricted stock units are similar to restricted stock except that no shares of Class A Common Stock are actually granted on the grant date of the award. An award of restricted stock or restricted stock units will be forfeitable, or otherwise restricted, until conditions established at the time of the grant are satisfied. These conditions may include, for example, a requirement that the Participant complete a specified period of service or the attainment of certain performance objectives. Any restrictions imposed on an award of restricted stock or restricted stock units will be prescribed by the Administrator. Restricted stock and restricted stock units shall vest over a period of at least one year, except as the Administrator may provide in an Award Agreement. The Award Agreement shall set forth the extent to which a Participant may retain restricted stock or restricted stock units following termination of employment. Restricted stock will become freely transferrable by the Participant after all conditions and restrictions have been satisfied. Vested restricted stock units may, in the Administrator’s discretion, be settled in cash, Class A Common Stock, or a combination of cash and Class A Common Stock or any other manner approved by the Administrator.

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Performance Units and Performance Shares. The Plan provides for the award of performance units and performance shares. A performance share award entitles a Participant to receive a payment equal to the fair market value of a specific number of shares of Class A Common Stock. A performance unit award is similar to a performance share award except that a performance unit award is not necessarily tied to the value of Class A Common Stock. The Administrator will prescribe the conditions that must be satisfied before an award of performance units or performance shares is earned. These conditions may include, for example, a requirement that the Participant complete a specified period of service or the attainment of certain performance objectives which, under the terms of the Plan, must be for a period of at least one year, except as the Administrator may provide in an Award Agreement. The Award Agreement shall set forth the extent to which a Participant may retain performance units and performance shares following termination of employment. To the extent that performance units or performance shares are earned and vested, the obligation may be settled in cash, Class A Common Stock or a combination of cash and Class A Common Stock. If the award is settled in shares of Class A Common Stock, the shares may be subject to additional restrictions deemed appropriate by the Administrator.

Cash-Based and Other Stock-Based Awards. The Plan also allows the Administrator to make cash-based and other stock and equity-based awards to Participants on such terms and conditions as the Administrator prescribes. The Award Agreement shall set forth the extent to which a Participant may retain cash-based and other stock and equity-based awards following termination of employment. To the extent that any cash-based and other stock and equity-based awards are granted, they may, in the Administrator’s discretion, be settled in cash or Class A Common Stock.

Compliance with Section 162(m). It is intended that unless otherwise provided by the Compensation Committee, awards determined in accordance with the Plan shall be excluded from the deduction limitations contained in Section 162(m) of the Code. Therefore, subject to the Compensation Committee's determination that an award does not need to meet the “performance-based” compensation exception contained in Section 162(m), if any Plan provision is found not to be in compliance with the such exception, that provision shall be deemed amended so that the Plan does so comply to the extent permitted by law and deemed advisable by the Compensation Committee, and in all events the Plan shall be construed in favor of its meeting the “performance-based” compensation exception contained in Section 162(m).

Transferability

In general, awards available under the Plan will be nontransferable except by will or the laws of descent and distribution.

Performance Objectives

The Compensation Committee may prescribe that (1) an option or SAR is exercisable, (2) an award of restricted stock or restricted stock units is vested or transferable or both, (3) performance units or performance shares are earned, or (4) payment under a cash-based or other stock-based award is earned, only upon the attainment of certain performance objectives. Such performance objectives may be used to measure the performance of any Participant, the Company, an affiliate, a subsidiary, as a whole or any business unit or line of business, or any combination thereof. The performance objectives may be measured on an absolute, gross, total, net per share, average, adjusted or relative basis (or measure based on changes therein), including as compared to the performance of a group of comparator companies or index. The performance objectives will be based on one or more of (a) net earnings or net income (before or after taxes); (b) earnings per share (basic or diluted); (c) net sales or revenue growth; (d) net operating profit; (e) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (f) cash flow (including, but not limited to, throughput, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (g) earnings before or after taxes, interest, depreciation, and/or amortization; (h) earnings before taxes; (i) gross or operating margins; (j) corporate value measures; (k) capital expenditures; (l) unit volumes; (m) productivity ratios; (n) share price (including, but not limited to, growth measures and total shareholder return); (o) cost or expense; (p) margins (including, but not limited to, debt or profit); (q) operating efficiency; (r) market share; (s) customer satisfaction; (t) working capital targets or any element thereof; (u) economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital); (v) health, safety and environmental performance; (w) corporate advocacy metrics; (x) strategic milestones (including, but not limited to, debt reduction, improvement of cost of debt, equity or capital, completion of projects, achievement of synergies or integration objectives, or improvements to credit rating, inventory turnover, weighted average cost of capital, implementation of significant new processes, productivity or production, product quality, and any combination of the foregoing); (y) strategic sustainability metrics (including, but not limited to, corporate governance, enterprise risk management, employee development, and portfolio restructuring); and (z) stockholder equity or net worth.

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Change in Control

Unless otherwise provided in an Award Agreement, upon a Change in Control of the Company the following shall occur:

•	Unearned performance awards shall be (i) earned on a pro-rata basis at the higher of actual or target performance and (ii) measured as of the end of the calendar quarter before the change in control date or, if the award is stock-price based, as of the effective date of the change in control;

•	Earned but unvested performance awards shall be immediately vested and payable as of the change in control;

•	For awards other than performance awards, a Replacement Award (that is, a comparable award from the surviving entity after the change in control) may be issued.

•	If a Replacement Award is not issued, awards shall be immediately payable or exercisable.

•	Other than with respect to outstanding performance awards, the Compensation Committee may cancel outstanding awards and award holders will receive shares or cash equal to the difference between the payments shareholders receive in connection with the change in control and the purchase price per share, if any.

To the extent the Class A Common Stock continues to be publically traded after a qualifying change in control, awards that are not performance awards shall continue under their applicable terms.

Except as may be provided in a severance compensation agreement between the Company and the Participant, if, in connection with a change in control, a Participant’s payment of any awards will cause the Participant to be liable for federal excise tax levied on certain “excess parachute payments,” then either (i) all payments otherwise due; or (ii) the reduced payment amount to avoid an excess parachute payment, whichever will provide the Participant with the greater after-tax economic benefit taking into account any applicable excise tax, shall be paid to the Participant, and in no event will any Participant be entitled to receive any kind of gross-up payment or reimbursement for any excise taxes payable in connection with change in control payments.

Share Authorization

The maximum aggregate number of shares of Class A Common Stock that may be issued under the Plan, consisting of Class A Common Stock issued and Class A Common Stock underlying outstanding awards granted on or after the date the Plan is approved by shareholders, is 2,108,270 shares, which includes 128,270 unused shares carried over from the 2000 Equity Incentive Plan. This limitation will be adjusted as the Compensation Committee determines is appropriate in the event of a change in the number of outstanding shares of Class A Common Stock by reason of a stock dividend, stock split, combination, reclassification, recapitalization or other similar event. The terms of outstanding awards and the limitations on individual grants also will be adjusted as the Compensation Committee determines is appropriate to reflect such changes.

If an award entitles the holder to receive or purchase shares of Class A Common Stock, the shares covered by such award or to which the award relates shall be counted against the aggregate number of shares available for awards under the Plan as follows:

• With respect to any awards, the number of shares available for awards shall be reduced by one share for each share covered by such award or to which the award relates; and

 • Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash shall not be counted against the aggregate number of shares available for awards under the Plan.

In addition, any shares related to awards which terminate by expiration, forfeiture, cancellation, or otherwise without issuance of shares shall be available again for grant under the Plan.

In no event, however, will the following shares again become available for awards or increase the number of shares available for grant under the Plan: (i) shares tendered by the Participant in payment of the exercise price of an option; (ii) shares withheld from exercised awards for tax withholding purposes; (iii) shares subject to a SAR that are not issued in connection with the settlement of that SAR; and (iv) shares repurchased by the Company with proceeds received from the exercise of an option.

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Individual Limitations

No individual may be granted or awarded in any calendar year options covering more than 400,000 shares of Class A Common Stock in the aggregate. In addition, no individual in any calendar year may be awarded, in the aggregate, restricted stock or restricted stock units, performance shares or performance units or cash-based or other stock-based awards (other than stock options or SARs) covering more than 400,000 shares of Class A Common Stock, and the maximum number of shares that may be issued in the aggregate to all non-employee directors in any one year is 300,000. With respect to awards that are performance based and payable other than in shares of Class A Common Stock, the maximum amount payable to an individual, in any year, is $5,000,000.

Amendment and Termination

No award may be granted under the Plan after 10 years from the date the Plan is approved by stockholders. The Compensation Committee, may, without further action by stockholders, amend or terminate the Plan or an Award Agreement in whole or in part including adjustments in the terms and conditions of an Award in recognition of unusual or nonrecurring events, except that no material amendment of the Plan, or an amendment that increases the number of shares of Class A Common Stock that may be issued under the Plan or otherwise requires stockholder approval under applicable rules or law, will become effective, and no option or SAR will be repriced, replaced, repurchased (including a cash buyout), or regranted through cancellation, unless and until approved by stockholders. Any amendment of the Plan must comply with the rules of the NASDAQ and shall not have any material adverse effect with respect to any previously granted Award absent written consent of the Award holder.

Federal Income Tax Consequences

The Company has been advised by counsel regarding the federal income tax consequences of the Plan. No income is recognized by a Participant at the time an option or SAR is granted. If the option is an ISO, no income will be recognized upon the Participant’s exercise of the option (except that the alternative minimum tax may apply). Income is recognized by a Participant when he disposes of shares acquired under an ISO. The exercise of a nonqualified stock option or SAR generally is a taxable event that requires the Participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option price. If a Participant disposes of shares acquired under an ISO before two years after the ISO was granted, or before one year after the ISO was exercised, this is a “disqualifying disposition” and the Participant will recognize ordinary income equal to the excess of the amount received for the shares over the option price.

Income is recognized on account of the award of restricted stock and performance shares when the shares first become transferable or are no longer subject to a substantial risk of forfeiture unless the Participant makes an election to recognize income currently under Section 83(b) of the Code. At the applicable time, the Participant recognizes income equal to the fair market value of the Class A Common Stock.

With respect to awards of performance units, restricted stock units, and cash-based awards, a Participant will recognize ordinary income equal to any cash that is paid and the fair market value of Class A Common Stock that is received in settlement of an award.

The Company generally will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified stock option or SAR or upon the taxability to the recipient of restricted stock and performance shares, the settlement of a performance unit or restricted stock unit, and the payment of a cash-based or other stock-based award (subject to tax limitations on the Company’s deductions in any year that certain remuneration paid to certain executives exceeds $1 million). The amount of the deduction is equal to the ordinary income recognized by the Participant. The Company will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO unless the Participant has made a “disqualifying disposition” of the shares acquired on exercise of the ISO, in which case the Company will be entitled to a deduction at the same time and in the same amount as the Participant’s recognition of ordinary income.

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Vote Required

This proposal requires approval by a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote thereat.

If Proposal Four or Proposal Five is not approved and Proposal Six and Proposal Seven are not approved or the requirements therefor under the Stock Purchase Agreement are not waived by Bison Capital, but this Proposal Eight is approved, the Company will adopt the Plan regardless of the failure of the Transactions to be consummated.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2017 EQUITY INCENTIVE PLAN.

OTHER MATTERS

The Board does not know of any other matters that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the Annual Meeting, the proxies may use their own judgment to determine how to vote your shares.

MATTERS RELATING TO OUR GOVERNANCE

Board of Directors

The Board oversees the Company’s risk management including understanding the risks the Company faces and what steps management is taking to manage those risks, as well as understanding what level of risk is appropriate for the Company. The Board’s role in the Company’s risk oversight process includes receiving regular updates from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, human resources, employment, and strategic risks.

The Company’s leadership structure currently consists of the combined role of Chairman of the Board and Chief Executive Officer and a separate Lead Independent Director. Mr. O'Brien serves as our Lead Independent Director. The Lead Independent Director’s responsibilities include presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, serving as a liaison between the Chairman and the independent directors, reviewing information sent to the Board, consulting with the Nominating Committee with regard to the membership and performance evaluations of the Board and Board committee members, calling meetings of and setting agendas for the independent directors, and serving as liaison for communications with stockholders.

The Board intends to meet at least quarterly and the independent directors serving on the Board intend to meet in executive session (i.e., without the presence of any non-independent directors and management) immediately following regularly scheduled Board meetings. During the fiscal year ended March 31, 2017 (the “Last Fiscal Year”), the Board held four (4) meetings and thirteen (13) telephonic meetings, and the Board members acted three (3) times by unanimous written consent in lieu of holding a meeting. Each current member of the Board, who was then serving, attended at least 75% of the total number of meetings of the Board and of the committees of the Board on which they served in the Last Fiscal Year. No individual may be nominated for election to the Board after his or her 73rd birthday. Messrs. Brown, O’Brien and Rhine are considered “independent” under the rules of the SEC and Nasdaq.

The Company does not currently have a policy in place regarding attendance by Board members at the Company’s annual meetings. However, each of the current directors, who was then serving, attended the 2016 Annual Meeting of Stockholders.

The Board has three standing committees, consisting of an Audit Committee, a Compensation Committee and a Nominating Committee.

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Audit Committee

The Audit Committee consists of Messrs. Brown, O'Brien and Rhine. Mr. Rhine is the Chairman of the Audit Committee. The Audit Committee held four (4) meetings in the Last Fiscal Year. The Audit Committee has met with the Company’s management and the Company’s independent registered public accounting firm to review and help ensure the adequacy of its internal controls and to review the results and scope of the auditors’ engagement and other financial reporting and control matters. Mr. Rhine is financially literate, and Mr. Rhine is financially sophisticated, as those terms are defined under the rules of Nasdaq. Mr. Rhine is also a financial expert, as such term is defined under the Sarbanes-Oxley Act of 2002. Messrs. Brown, Rhine, O’Connor and Rhine are considered “independent” under the rules of the SEC and Nasdaq.

The Audit Committee has adopted a formal written charter (the “Audit Charter”). The Audit Committee is responsible for ensuring that the Company has adequate internal controls and is required to meet with the Company’s auditors to review these internal controls and to discuss other financial reporting matters. The Audit Committee is also responsible for the appointment, compensation and oversight of the auditors. Additionally, the Audit Committee is responsible for the review and oversight of all related party transactions and other potential conflict of interest situations between the Company and its officers, directors, employees and principal stockholders. The Audit Charter is available on the Company’s Internet website at www.cinedigm.com.

Compensation Committee

The Compensation Committee consists of Messrs. Brown, O’Brien and Rhine. Mr. O’Brien is the Chairman of the Compensation Committee. The Compensation Committee met one (1) time during the Last Fiscal Year. The Compensation Committee approves the compensation package of the Company’s Chief Executive Officer and, based on recommendations by the Company’s Chief Executive Officer, approves the levels of compensation and benefits payable to the Company’s other executive officers, reviews general policy matters relating to employee compensation and benefits and recommends to the entire Board, for its approval, stock option and other equity-based award grants to its executive officers, employees and consultants and discretionary bonuses to its executive officers and employees. The Compensation Committee has the authority to appoint and delegate to a sub-committee the authority to make grants and administer bonus and compensation plans and programs. Messrs. Brown, O’Brien and Rhine are considered “independent” under the rules of the SEC and the Nasdaq.

The Compensation Committee has adopted a formal written charter (the “Compensation Charter”). The Compensation Charter sets forth the duties, authorities and responsibilities of the Compensation Committee. The Compensation Charter is available on the Company’s Internet website at www.cinedigm.com.

The Compensation Committee, when determining executive compensation (including under the executive compensation program, as discussed below under the heading Compensation Discussion and Analysis), evaluates the potential risks associated with the compensation policies and practices. The Compensation Committee believes that the Company’s compensation programs are designed with an appropriate balance of risk and reward in relation to the Company’s overall compensation philosophy and do not encourage excessive or unnecessary risk-taking behavior. In general, the Company compensates its executives in a combination of cash and stock options. The stock options contain vesting provisions, typically of proportional annual vesting over a three- or four-year period which encourages the executives, on a long-term basis, to strive to enhance the value of such compensation as measured by the trading price of the Class A Common Stock. The Compensation Committee does not believe that this type of compensation encourages excessive or unnecessary risk-taking behavior. As a result, we do not believe that risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company. The Company intends to recapture compensation as required under the Sarbanes-Oxley Act. However, there have been no instances where it needed to recapture any compensation.

During the Last Fiscal Year, the Compensation Committee engaged Aon Hewitt, a compensation consulting firm. The consultant met with the Compensation Committee multiple times during the Last Fiscal Year and provided guidance for cash and equity bonus compensation to executive officers and directors, which the Compensation Committee considered in reaching its determinations of such compensation. In addition, the consultant was available to respond to specific inquiries throughout the year.

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Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Messrs. Brown, O’Brien and Westlake. Mr. O’Brien is the Chairman of the Compensation Committee. None of such members was, at any time during the Last Fiscal Year or at any previous time, an officer or employee of the Company.

None of the Company’s directors or executive officers serves as a member of the board of directors or compensation committee of any other entity that has one or more of its executive officers serving as a member of the Company’s board of directors. No member of the Compensation Committee had any relationship with us requiring disclosure under Item 404 of Securities and Exchange Commission Regulation S-K.

Nominating Committee

The Nominating Committee consists of Messrs. Brown, O’Brien and Rhine. Mr. Brown is the Chairman of the Nominating Committee. The Nominating Committee held one (1) meeting during the Last Fiscal Year. The Nominating Committee evaluates and approves nominations for annual election to, and to fill any vacancies in, the Board and recommends to the Board the directors to serve on committees of the Board. The Nominating Committee also approves the compensation package of the Company’s directors. Messrs. Brown, O’Brien and Rhine are considered “independent” under the rules of the SEC and the Nasdaq.

The Nominating Committee has adopted a formal written charter (the “Nominating Charter”). The Nominating Charter sets forth the duties and responsibilities of the Nominating Committee and the general skills and characteristics that the Nominating Committee employs to determine the individuals to nominate for election to the Board. The Nominating Charter is available on the Company’s Internet website at www.cinedigm.com.

The Nominating Committee will consider any candidates recommended by stockholders. In considering a candidate submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. Nevertheless, the Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and/or the Board does not perceive a need to increase the size of the Board.

There are no specific minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee-recommended director nominee. However, the Nominating Committee believes that director candidates should, among other things, possess high degrees of integrity and honesty; have literacy in financial and business matters; have no material affiliations with direct competitors, suppliers or vendors of the Company; and preferably have experience in the Company’s business and other relevant business fields (for example, finance, accounting, law and banking). The Nominating Committee considers diversity together with the other factors considered when evaluating candidates but does not have a specific policy in place with respect to diversity.

Members of the Nominating Committee meet in advance of each of the Company’s annual meetings of stockholders to identify and evaluate the skills and characteristics of each director candidate for nomination for election as a director of the Company. The Nominating Committee reviews the candidates in accordance with the skills and qualifications set forth in the Nominating Charter and the rules of the Nasdaq. There are no differences in the manner in which the Nominating Committee evaluates director nominees based on whether or not the nominee is recommended by a stockholder.

Stock Ownership Guidelines

The Board has adopted stock ownership guidelines for its non-employee directors, pursuant to which the non-employee directors are required to acquire, within three (3) years, and maintain until separation from the Company, shares equal in value to a minimum of three (3) times the aggregate value of the annual cash and stock retainer (not including committee or per-meeting fees) payable to such director. Shares acquired as Board retainer fees and shares owned by an investment entity with which a non-employee director is affiliated may be counted toward the stock ownership requirement.

Code of Business Conduct and Ethics

We have adopted a code of ethics applicable to all members of the Board, executive officers and employees. Such code of ethics is available on our Internet website, www.cinedigm.com. We intend to disclose any amendment to, or waiver of, a provision of our code of ethics by filing a Current Report on Form 8-K with the SEC.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of June 12, 2017, the Company’s directors, executive officers and principal stockholders beneficially own, directly or indirectly, in the aggregate, approximately 48.7% of its outstanding Class A Common. These stockholders have significant influence over the Company’s business affairs, with the ability to control matters requiring approval by the Company’s stockholders, including the two proposals set forth in this Proxy Statement as well as approvals of mergers or other business combinations.

The following table sets forth as of June 12, 2017, certain information with respect to the beneficial ownership of the Class A Common Stock as to (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s Class A Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s Chief Executive Officer, its two other most highly compensated individuals who were serving as executive officers at the end of the Last Fiscal Year and one former executive officer who would have been one of the two most highly compensated individuals had he been serving as an executive officer at the end of the Last Fiscal Year, for services rendered in all capacities during the Last Fiscal Year (the “Named Executives”), and (iv) all of the Company’s directors and executive officers as a group.

CLASS A COMMON STOCK
	Shares Beneficially Owned (b)
Name (a)	Number		Percent
Christopher J. McGurk	1,110,740	(c)	8.6%
Jeffrey S. Edell	123,750	(d)	1.0%
William S. Sondheim	118,750	(e)	1.0%
Peter C. Brown	118,528	(f)	1.0%
Patrick W. O’Brien	57,749		*
Zvi M. Rhine	258,025	(g)	2.1%
Peak6 Capital Management LLC
141 W. Jackson Blvd, Suite 500
Chicago, IL 60604	1,649,144	(h)(m)	11.7%
Highbridge Capital Management, LLC
40 West 57th Street, 33rd Floor
New York, NY 10019	803,254	(i)(m)	8.4%
Zazove Associates, LLC
1001 Tahoe Blvd.
Incline Village, NV 89451	1,383,797	(j)(m)	6.2%
Ronald L. Chez
291 E. Lake Shore Drive
Chicago, IL 60611	1,480,671	(k)	11.7%

All directors and executive officers as a group (9 persons)	1,980,355	(l)	15.1%

*	Less than 1%

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(a)	Unless otherwise indicated, the business address of each person named in the table is c/o Cinedigm Corp., 45 West 36th Street, 7th Floor, New York, New York 10018.

(b)	Applicable percentage of ownership is based on 12,386,353 shares of Class A Common Stock outstanding as of June 12, 2017 together with all applicable options, warrants and other securities convertible into shares of our Class A Common Stock for such stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of Class A Common Stock subject to options, warrants or other convertible securities exercisable within 60 days after June 12, 2017 are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or other convertible securities, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted, the named beneficial owner has the sole voting and investment power with respect to the shares of Class A Common Stock shown.

(c)	Includes 600,000 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options.

(d)	Includes 23,750 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options.

(e)	Includes 18,750 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options.

(f)	Includes 92,067 shares owned by Grassmere Partners LLC, of which Mr. Brown is Chairman. Mr. Brown disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(g)	Mr. Rhine is the Principal of Sabra Investments, LP and Sabra Capital Partners, LLC. Includes (i) 97,750 shares of Class A Common Stock owned directly, 145,000 shares of Class A Common Stock owned by Sabra Investments, LP, and 7,400 shares of Class A Common Stock owned by Sabra Capital Partners, LLC and (ii) 2,625 shares of Class A Common Stock subject to issuance upon exercise of currently exercisable warrants owned directly and 5,250 shares of Class A Common Stock subject to issuance upon exercise of currently exercisable warrants owned by Sabra Investments, LP.

(h)	Includes 1,649,144 shares underlying 5.5% Convertible Senior Notes due 2035. Peak6 Capital Management LLC (“Peak6”) is owned by Peak6 Investments, L.P., which is primarily owned by Aleph6 LLC. Matthew Hulsizer and Jennifer Just own and control Aleph6 LLC. Each of these entities and individuals has shared power to vote or direct the vote of, and to dispose or direct the disposition of such shares.

(i)	Includes 803,254 shares underlying 5.5% Convertible Senior Notes due 2035. Highbridge Capital Management, LLC (“Highbridge”) is the trading manager of Highbridge International LLC and Highbridge Tactical Credit & Convertibles Master Fund, L.P. (collectively, the “Highbridge Funds”), which hold the 5.5% Convertible Senior Notes due 2035. Highbridge may be deemed to be the beneficial owner of such shares.

(j)	Includes 1,383,797 shares underlying 5.5% Convertible Senior Notes due 2035. Zazove Associates, Inc. is the general partner of Zazove Associates, LLC, and Gene T. Pretti is the principal of Zazove Associates, Inc. Zazove Associates, LLC is registered as an investment advisor and has discretionary authority with regard to certain accounts that hold the Convertible Securities. No single account has a more than 5% interest of any class of the Class A Common Stock.

(k)	Includes 297,500 shares of Class A Common Stock subject to issuance upon exercise of currently exercisable warrants. Mr. Chez is a Strategic Advisor to the Company.

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(l)	Includes 719,299 shares of Class A common stock underlying options and 7.875 shares of Class A common stock underlying warrants that may be acquired upon exercise thereof.

(m)	Based on the numbers of shares reported in the most recent Schedule 13D or Schedule 13G, as amended, as applicable, and filed by such stockholder with the SEC through June 12, 2017 and information provided by the holder or otherwise known to the Company.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officers

The Company’s executive officers are Christopher J. McGurk, Chief Executive Officer and Chairman of the Board, Jeffrey S. Edell, Chief Financial Officer, Gary S. Loffredo, President of Digital Cinema, General Counsel, Secretary, and William S. Sondheim, President of Cinedigm Entertainment Corp. Biographical information for Mr. McGurk is included above.

Jeffrey S. Edell, 59, joined the Company in June 2014 as Chief Financial Officer. Prior to this appointment, Mr. Edell was Principal Owner of the family office for Edell Ventures, a company he founded in 2009 to invest in and provide strategic support to innovators in the social media and entertainment arenas. Previously, Edell was President of DIC Entertainment, a publicly-listed entertainment company and the largest independent producer of kid-centric content in the world. Before that, Mr. Edell was Chairman of Intermix Media, the parent company of the social networking company MySpace, and CEO and President of Soundelux. Edell also obtained extensive financial, audit and reporting experience while working at KPMG, The Transamerica Group and DF & Co. Mr. Edell was also an Independent Producer of feature films and other content.

Gary S. Loffredo, 52, has been the Company’s President of Digital Cinema, General Counsel and Secretary since October 2011. He had previously served as Senior Vice President — Business Affairs, General Counsel and Secretary since 2000 and as Interim Co-Chief Executive Officer from June 2010 through December 2010, and was a member of the Board from September 2000 - October 2015. From March 1999 to August 2000, he had been Vice President, General Counsel and Secretary of Cablevision Cinemas d/b/a Clearview Cinemas. At Cablevision Cinemas, Mr. Loffredo was responsible for all aspects of the legal function, including negotiating and drafting commercial agreements, with emphases on real estate, construction and lease contracts. He was also significantly involved in the business evaluation of Cablevision Cinemas’ transactional work, including site selection and analysis, negotiation and new theater construction oversight. Mr. Loffredo was an attorney at the law firm of Kelley Drye & Warren LLP from September 1992 to February 1999. Having been with the Company since its inception and with Clearview Cinemas prior thereto, Mr. Loffredo has over a decade of experience in the cinema exhibition industry, both on the movie theatre and studio sides, as well as legal training and general business experience, which skills and understanding are beneficial to the Company.

William S. Sondheim, 56, joined the Company in October 2013 and is President of Cinedigm Entertainment Corp., our Content and Entertainment division. From 2010 to October 2013, Mr. Sondheim was the President of Gaiam Inc. (“Gaiam”), a provider of information, goods and services to customers who value the environment, a sustainable economy, healthy lifestyles, alternative healthcare and personal development. He previously served as Gaiam’s President of Entertainment and Worldwide Distribution since April 2007. From 2005 until 2007, Mr. Sondheim was in charge of Global Dual Disc music format for Sony BMG, a recorded music company. Prior to 2005, Mr. Sondheim served as President of Retail at GoodTimes Entertainment, a home video company, and President of PolyGram Video at PolyGram Filmed Entertainment, a video distributor.

Related Party Transactions

The Audit Committee, pursuant to its charter, it is responsible for the review and oversight of all related party transactions and other potential conflict of interest situations, by review in advance or ratification afterward. The Audit Committee charter does not set forth specific standards to be applied; rather, the Audit Committee reviews each transaction individually on a case-by-case, facts and circumstances basis.

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On July 30, 2015, the Company entered into a Settlement Agreement with Ronald L. Chez and certain other parties (the “Settlement Agreement”), pursuant to which Mr. Chez agreed to serve as Strategic Advisor to the Company, for which services Mr. Chez was compensated with 79,052 shares, valued at $50,000, of Class A common stock. Prior to the Settlement Agreement, Mr. Chez was the beneficial owner of over 5% of the Class A common stock. In accordance with the Settlement Agreement and as compensation for additional services rendered as Strategic Advisor, the Company agreed to pay Mr. Chez an additional 155,000 shares of Class A common stock on July 14, 2016, valued at $134,782 or $1.15 per share.

On July 14, 2016, Mr. Chez (i) invested $2,000,000 in Loans and (ii) received 196,000 shares of Class A common stock plus 210,000 shares of Class A common stock and warrants to purchase 200,000 shares of Class A common stock (the “Warrants”) as a fee for being lead Lender. The 406,000 shares of Class A common stock were valued at $466,900 or $1.15 per share. At such time, Mr. Chez ceased to serve as a strategic advisor and joined the Board of Directors.

On September 15, 2016, Mr. Chez invested $2,000,000 in Loans received 191,100 shares of Class A common stock on October 25, 2016 in connection with such Loans. The shares Class A common stock were valued at $258,267 or 1.97 per share.

On September 15, 2016, Christopher J. McGurk, our Chief Executive Officer (i) invested $500,000 in Loans and (ii) received 49,000 shares of Class A common stock. The shares Class A common stock were valued at $85,260 or 1.74 per share.

On October 25, 2016, Patrick O'Brien, a member of our Board of Directors, received 4,900 shares of Class A common stock after purchasing $50,000 of Loans from Mr. Chez. The shares of Class A common stock were valued at $9,653 or $1.97 per share.

For each of such persons, the largest aggregate amount of such Loans outstanding since the beginning of the Last Fiscal Year was the amount set forth for each person above, and no amount of principal or interest was paid on any such Loans since the Last Fiscal Year.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives and Compensation Program Overview

The following Compensation Discussion & Analysis (“CD&A”) describes the philosophy, objectives and structure of our 2017 executive compensation program. This CD&A is intended to be read in conjunction with the tables beginning on page 51, which provide further historical compensation information for our following named executive officers (“NEOs”):

Name	Title
Christopher J. McGurk	Chairman and Chief Executive Officer
Jeffrey S. Edell	Chief Financial Officer
William Sondheim	President, Cinedigm Entertainment Corp.

Quick CD&A Reference Guide

Compensation Program Overview	Section I
Compensation Philosophy and Objectives	Section II
Pay Mix	Section III
Competitive Positioning	Section IV
Elements of Compensation	Section V
Additional Compensation Practices and Policies	Section VI

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I.	Compensation Program Overview

As the Company has evolved, so too has the compensation program. Going forward, the Company is focused on improving both shareholder returns and its cash position. To help achieve this goal, the compensation program is intended to reward the Chief Executive Officer (“CEO”) and other employees for achieving strategic goals and increasing shareholder value and includes a formal performance-based Management Annual Incentive Plan (“MAIP”) based on predetermined, specific target award levels and performance metrics and goals. The MAIP is predicated on attaining goals that are critical to Cinedigm’s future success and is designed to reward the level of collaboration across divisions and segments required to achieve corporate financial goals. No MAIP bonuses were paid to the NEOs for fiscal 2017.

The compensation program consists of base salary, annual incentives, and long-term equity compensation. In addition, all of our NEOs receive some modest personal benefits and perquisites. Retirement benefits are accumulated through the Company’s 401(k) plan which is open to all employees. The Company does not provide supplemental retirement benefits for NEOs. One of our named executive officers currently has an employment agreement.

The Compensation Committee annually reviews the executive compensation elements and assesses the integrity of the compensation program as a whole to ensure that it continues to be aligned with the Company’s compensation objectives and supports the attainment of Company goals. Periodically, the Company reviews competitive compensation levels, mix of pay, and practices to ensure all compensation program features continue to be in line with the market, while still reflecting the unique needs of our business model. Additionally, in response to business and talent needs, executive management brings compensation proposals to the Compensation Committee, which then reviews the proposal and either approves or denies them.

II.	Compensation Philosophy and Objectives

Cinedigm’s executive compensation philosophy is focused on enabling the Company to hire and retain qualified and motivated executives, while meeting its business needs and objectives. To be consistent with this philosophy, the executive compensation program has been designed around the following objectives:

•        Provide competitive compensation levels to enable the recruitment and retention of highly qualified executives.

•        Design incentive programs that strengthen the link between pay and corporate and business unit performance encouraging and rewarding excellence and contributions to support Cinedigm’s success.

•        Align the interests of executives with those of shareholders through grants of equity-based compensation that also provide opportunities for ongoing executive share ownership.

An overarching principle in delivering on these objectives is to ensure that compensation decisions are made in the Company’s best financial interests such that incentive awards are both affordable and reasonable, taking into account Company performance and considering the interests of all stakeholders.

III.	Pay Mix

The Company’s pay philosophy has been evolving from an emphasis on fixed pay to one that believes a substantial portion of each executive’s compensation should be at risk and dependent upon performance. While the Compensation Committee has not adopted a targeted mix of either long-term to short-term, fixed to variable, or equity and non-equity compensation, it has taken steps to increase the portion of variable compensation. Steps in this direction include the introduction of the Management Annual Incentive Plan and more regular equity grants.

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IV.	Competitive Positioning

Role of Consultant

The Compensation Committee has engaged Aon Hewitt to provide guidance with respect to executive compensation, including bonuses, incentives and compensation for new hires.

Competitive Assessment

The Compensation Committee has not defined a target pay positioning for the CEO or other Named Executive Officers, nor does it commit to providing a specific percentile or pay range. In the most recent competitive assessment analysis conducted in connection with establishing or renewing our NEOs’ employment arrangements, the CEO’s total direct compensation (total cash compensation plus long-term incentives and equity awards) was below the peer group median. The Compensation Committee viewed such positioning as reasonably appropriate because of Cinedigm’s size relative to the peer group and its performance during the fiscal year.

The compensation for Mr. Edell was initially assessed in 2014 at the time of his initial employment agreement, and for Mr. Sondheim in 2013 (also at the time of his initial employment agreement); pay positioning for those roles is also conservative relative to the peer group median for the same reasons as noted in the CEO discussion above. It is the belief of the Compensation Committee that the available talent pool to fill these positions is broader than the pool for the CEO and therefore, that their pay levels, and potential opportunity for wealth creation through stock grants, are robust enough to retain and motivate them.

As the Company’s performance improves and the business stabilizes, the competitiveness of Cinedigm’s executive compensation for NEOs should also improve.

The Cinedigm executive compensation peer group includes 16 companies with median revenues of $332 million including similar, but smaller, media/entertainment businesses, some technology/software companies, and some similar, but larger, media/entertainment businesses. The companies in the Cinedigm peer group were used in the most recent competitive compensation assessment conducted.

Current Peer Group

Avid Technology	Harmonic Inc.	RealD
Demand Media Inc.	IMAX Corp.	Rentrack Corp.
Dial Global	Limelight Networks Inc.	Rovi Corp.
Digimarc Corp.	Lions Gate Entertainment	Seachange International
Digital River	National CineMedia
Dts Inc.	Netflix Inc.

V.	Elements of Compensation

Compensation for executive officers is comprised primarily of three main components:

•	base salary;
•	annual incentive awards; and
•	long-term incentive equity grants.

We believe that our compensation program encourages our employees to remain focused on both our short-term and long-term goal: our MAIP measures and rewards business and individual performance on an annual basis, while our equity awards typically vest in installments of three to four years and reward strong share price appreciation, encouraging our executives to focus on the long-term performance of our company.

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Base Salary

Base salaries are fixed compensation with the primary function of aiding in attraction and retention. These salaries are reviewed periodically, as well as at the time of a promotion, change in responsibilities, or when employment arrangements and/or agreements are renewed. Any increases are based on an evaluation of the previous year’s performance of the Company and the executive, the relative strategic importance of the position, market conditions, and competitive pay levels (though, as noted earlier, the Compensation Committee does not target a specific percentile or range). No Named Executive Officers received a salary increase during fiscal 2017.

Our NEOs’ salaries will remain at current levels throughout the new fiscal year, with no salary increases planned, unless an increase is determined as a result of the negotiated renewal of a Named Executive’s employment arrangements.

Annual Incentive Awards

Commencing with the 2010 fiscal year, the Compensation Committee implemented a formal annual incentive plan. This plan was used for the 2017 fiscal year and covered 33 Cinedigm employees including the NEOs. The plan established threshold and maximum levels of incentive awards defined as a percentage of a participant’s salary.

MAIP Potential Awards

Executive Officer	Threshold	Target (as a % of base salary)	Maximum
Chris McGurk	37.5%	75%	150%
Jeffrey Edell	25%	50%	100%
William S. Sondheim	17.5%	35%	70%

Payouts for the NEOs were determined based on achievement of consolidated adjusted EBITDA and other performance targets related to individual performance. Participants who were part of a specific business segment or division have a portion of their award determined by business segment or division’s EBITDA performance as compared to EBITDA goals established at the beginning of the fiscal year. We do not disclose segment and division targets, or individual goals, as we believe that such disclosure would result in competitive harm. Based on our experience in the segments and divisions, we believe these targets were set sufficiently high to provide incentive to achieve a high level of performance. We believe it is difficult, although not unattainable, for the targets to be reached and, therefore, no more likely than unlikely that the targets will be reached. For Mr. McGurk and Mr. Edell 80% of their fiscal 2017 MAIP award is determined based on achievement of consolidated adjusted EBITDA and 20% based on individual performance. For Mr. Sondheim, 60% of his fiscal 2017 MAIP award is determined based on the achievement of consolidated adjusted EBITDA, 20% is based on achievement of division EBITDA, and 20% is based on individual performance.

Based on 2017 performance, each NEO earned none of their target MAIP award.

Long-Term Incentive Awards

The Compensation Committee annually considers long-term incentive awards, for which it has the authority to grant a variety of equity-based awards. The primary objective of such awards is to align the interests of executives with those of shareholders by increasing executive share ownership and fostering a long-term focus. In recent years, such awards have been made after fiscal year end in order to permit consideration of year-end performance.

Long-term incentive awards for the NEOs have historically consisted of stock options and, on occasion, RSUs. These grants were designed to aid in retention, provide a discretionary reward for performance, increase executive ownership, and focus NEOs on improving share price. Mr. Edell received an award of options to purchase 10,000 shares having an exercise price of $9.00 per share in June, 2015 pursuant to the terms of his existing employment agreement dated June 2014. With the elimination of the COO role in connection with Mr. Mizel’s departure, Mr. Edell took on additional responsibilities. No other Named Executives received any long-term incentive awards during fiscal 2017.

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In November, 2016, the compensation committee recommended and the board approved long-term incentive awards, in the form of restricted stock grants, for NEOs and other top management. Messrs. McGurk, Edell and Sondheim received 300,000, 100,000 and 100,000 restricted shares, respectively. One-third of these restricted stock awards will vest annually, beginning on the first anniversary of the date of grant.

VI.	Additional Compensation Policies and Practices

Mr. McGurk’s Compensation Arrangements

Mr. McGurk joined Cinedigm in January 2011 as CEO and Chairman of the Board. Accordingly, Mr. McGurk’s compensation package was created in line with the Company’s current compensation philosophy of a base salary coupled with variable compensation including a large portion of equity-based compensation, through stock options, linked to stock price performance. When negotiating Mr. McGurk’s employment agreement, the Company sought for salary and bonus amounts that were in line with peer group amounts and that would provide incentive for Mr. McGurk with a view toward increasing stockholder value. The Company determined that stock options to purchase 450,000 shares of Class A Common Stock would align Mr. McGurk’s interests with stockholders and, further, that the escalating exercise price structure of the options (the options are grouped in three tranches which have exercise prices of $15.00, $30.00 and $50.00 per share, respectively) would provide a strong incentive for Mr. McGurk to improve stock performance. Mr. McGurk and the Company entered into a new employment agreement in August 2013, pursuant to which, among other things, Mr. McGurk received a bonus of $250,000 and a grant of stock options to purchase 150,000 shares of Class A Common Stock with a price of $14.00 per share and vesting in three equal annual installments.

In addition, Mr. McGurk was entitled to receive a retention bonus of $750,000, payable in three equal installments on March 31 of each of 2015, 2016 and 2017 in cash or shares of Class A Common Stock, or a combination thereof, at the Compensation Committee’s discretion.

A summary of Mr. McGurk’s compensation package is located under the heading “Employment agreements and arrangements between the Company and Named Executives” of this Item.

Employment Agreement for Mr. McGurk and Employment Arrangements for other NEOs

The Company currently provides an employment agreement to Mr. McGurk and employment arrangements to Messrs. Edell and Sondheim, for retention during periods of uncertainty and operational challenge. Additionally, the employment agreement and employment arrangements include non-compete and non-solicitation provisions. The provisions for severance benefits are at typical competitive levels. See “Employment agreements and arrangements between the Company and Named Executives” of this Item for a description of the material terms of Mr. McGurk’s employment agreement and Messrs. Edell's and Sondheim’s employment arrangements.

Personal Benefits and Perquisites

In addition to the benefits provided to all employees and grandfathered benefits (provided to all employees hired before January 1, 2005), named executives are eligible for an annual physical and supplemental life insurance coverage of $200,000.

It is the Company’s policy to provide minimal and modest perquisites to the named executives. With the new employment arrangements, most perquisites previously provided, including automobile allowances, have been eliminated.

Policy on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to certain executive officers named in this proxy statement, unless certain requirements are met. No element of the Company’s compensation, including the annual incentive awards and restricted stock, meets these requirements. Given the Company’s net operating losses, Section 162(m) is not currently a material factor in designing compensation.

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Recoupment (“Clawback”) Policy

The Company intends to recapture compensation as currently required under the Sarbanes-Oxley Act and as may be required by the rules promulgated in response to Dodd-Frank. However, there have been no instances to date where it needed to recapture any compensation.

Additionally, we recognize that our compensation program will be subject to the forthcoming amendments to stock exchange listing standards required by Section 954 of the Dodd-Frank Act, which requires that stock exchange listing standards be amended to require issuers to adopt a policy providing for the recovery from any current or former executive officer of any incentive-based compensation (including stock options) awarded during the three-year period prior to an accounting restatement resulting from material noncompliance of the issuer with financial reporting requirements. We intend to adopt such a clawback policy which complies with all applicable standards when such rules become available.

Restriction on Speculative Transactions

The Company’s Insider Trading and Disclosure Policy restricts employees and directors of the Company from engaging in speculative transactions in Company securities, including short sales, and discourages employees and directors of the Company from engaging in hedging transactions, including “cashless” collars, forward sales, and equity swaps, that may indirectly involve short sales. Pre-clearance by the Company is required for any such transaction.

COMPENSATION COMMITTEE REPORT

The following report does not constitute soliciting material and is not considered filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis that precedes this Report as required by Item 402(b) of the SEC’s Regulation S-K. Based on its review and discussions with management, the Compensation Committee recommended to the Board the inclusion of the Compensation Discussion and Analysis in this Proxy Statement.

The Compensation Discussion and Analysis discusses the philosophy, principles, and policies underlying the Company’s compensation programs that were in effect during the Last Fiscal Year and which will be applicable going forward until amended.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Patrick W. O’Brien, Chairman

Peter C. Brown

Zvi M. Rhine

Named Executives

The following table sets forth certain information concerning compensation received by the Company’s Named Executives, consisting of the Company’s Chief Executive Officer and its two other most highly compensated individuals who were serving as executive officers at the end of the Last Fiscal Year, for services rendered in all capacities during the Last Fiscal Year.

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SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Nonequity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Christopher J. McGurk	2017	600,000	—	543,000	—	—	39,061	1,182,061
Chief Executive	2016	600,000	250,000	—	—	—	27,288	877,288
Officer and Chairman	2015	600,000	250,000	—	1,253,322	—	31,009	2,134,331

Jeffrey S. Edell	2017	344,445	—	181,000	—	—	28,279	553,724
Chief Financial	2016	307,917	63,769	—	49,725	—	2,001	423,412
Officer	2015	231,106	—	—	380,878	—	575	612,559

William Sondheim	2017	418,013	—	181,000	—	—	34,531	633,544
President,	2016	413,569	—	—	—	—	13,677	427,246
Cinedigm Entertainment Corp.	2015	412,380	—	—	—	—	26,442	438,822

(1)      The amounts in this column reflect the grant date fair value for all fiscal years presented in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 2 to the Company’s audited financial statements for the fiscal year ended March 31, 2017 and 2016, included in this Annual Report on Form 10-K (the “Form 10-K”).

(2)      The amounts in this column reflect amounts earned under annual incentive awards. See below for a description of the material terms of the annual incentive plan for each Named Executive.

(3)      Includes life and disability insurance premiums paid by the Company and certain medical expenses paid by the Company for each Named Executive, for the fiscal year ended March 31, 2017: for Mr. McGurk $1,618 and $31,536, for Mr. Edell $1,619 and $20,131, and for Mr. Sondheim $1,446 and $26,026; for the fiscal year ended March 31, 2016: for Mr. McGurk $827 and $26,461, for Mr. Edell $791 and $1,210 and for Mr. Sondheim $827 and $12,850; for the fiscal year ended March 31, 2015: for Mr. McGurk, $718, $30,291, for Mr. Edell $575 and $0; for Mr. Sondheim $718 and $25,724.

Employment agreements and arrangements between the Company and Named Executives

Christopher J. McGurk. On December 23, 2010, the Company entered into an employment agreement with Mr. McGurk (the “2010 McGurk Employment Agreement”), pursuant to which Mr. McGurk served as the Chief Executive Officer of the Company. The term of the 2010 McGurk Employment Agreement commenced on January 3, 2011 and was scheduled to terminate on March 31, 2014. Pursuant to the 2010 McGurk Employment Agreement, Mr. McGurk received an annual base salary of $600,000. In addition, Mr. McGurk received a bonus of $112,500, payable in shares of Class A Common Stock, on March 31, 2011, and was eligible for bonuses for each of the fiscal years ending March 31, 2012 through March 31, 2014, with the target bonus for such years of $450,000, which bonuses shall be based on Company performance with goals to be established annually by the Compensation Committee. If the Company terminates Mr. McGurk’s employment without cause or he resigns with good reason (as these terms are defined in the 2010 McGurk Employment Agreement), the 2010 McGurk Employment Agreement provided that he was entitled to continued payment of his base salary (and earned bonus) through March 31, 2014, as well as the accelerated vesting of any unvested options granted to him under the 2010 McGurk Employment Agreement. However, if the Company terminated Mr. McGurk’s employment without cause or he resigned with good reason following a change in control of the Company, the 2010 McGurk Employment Agreement provided that he was entitled to a lump sum payment equal to his base salary (and earned bonus) times the greater of (i) two or (ii) the number of months remaining under his employment term divided by 12, as well as the accelerated vesting of any unvested options granted to him under the 2010 McGurk Employment Agreement. Also pursuant to the 2010 McGurk Employment Agreement, Mr. McGurk received an inducement grant of non-statutory options to purchase 4,500,000 shares of Class A Common Stock, which options are grouped in three tranches, consisting of options for 1,500,000 shares having an exercise price of $1.50 per share, options for 2,500,000 shares having an exercise price of $3.00 per share and options for 500,000 shares having an exercise price of $5.00 per share. One-third of the options in each tranche vested on December 23 of each of 2011, 2012 and 2013 and all of the options have a term of ten (10) years.

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On August 22, 2013, the Company entered into a new employment agreement with Mr. McGurk (the “2013 McGurk Employment Agreement”), pursuant to which McGurk will continue to serve as the Chief Executive Officer and Chairman of the Board of the Company. The term of the 2013 McGurk Employment Agreement continues from January 3, 2011 and will end on March 31, 2017. The 2013 McGurk Employment Agreement supersedes the 2010 McGurk Employment Agreement. Pursuant to the 2013 McGurk Employment Agreement, Mr. McGurk will receive an annual base salary of $600,000 subject to annual reviews and increases in the sole discretion of the Compensation Committee. Mr. McGurk was entitled to receive a bonus of $250,000. In addition, Mr. McGurk is entitled to receive a retention bonus of $750,000, payable in three equal installments on March 31 of each of 2015, 2016 and 2017 in cash or shares of Class A Common Stock, or a combination thereof, at the Compensation Committee’s discretion. In addition, Mr. McGurk will be eligible for bonuses for each fiscal year, with target bonus for fiscal years 2012, 2013 and 2014 of $450,000 and target bonus for fiscal years 2015, 2016 and 2017 of $600,000, which bonuses shall be based on Company performance with goals to be established annually by the Compensation Committee.

Also pursuant to the 2013 McGurk Employment Agreement, Mr. McGurk received a grant of non-statutory options to purchase 1,500,000 shares of Common Stock, which options have an exercise price of $1.40 and a term of ten (10) years, and one-third (1/3) of which vest on March 31 of each of 2015, 2016 and 2017.

The 2013 McGurk Employment Agreement further provides that Mr. McGurk is entitled to participate in all benefit plans provided to senior executives of the Company. If the Company terminates Mr. McGurk’s employment without cause or he resigns with good reason, the 2013 McGurk Employment Agreement provides that he is entitled to receive his base salary through the later of March 31, 2017 or twelve (12) months following such termination as well as bonus earned and approved by the Compensation Committee, reimbursement of expenses incurred and benefits accrued prior to the termination date. If such termination or resignation occurs within two years after a change in control, then in lieu of receiving his base salary as described above, Mr. McGurk would be entitled to receive a lump sum payment equal to the sum of his then base salary and target bonus amount, multiplied by the greater of (i) two, or (ii) a fraction, the numerator of which is the number of months remaining in the term (but no less than twelve (12), and the denominator of which is twelve. Upon a change in control, any unvested options shall immediately vest provided that Mr. McGurk is an employee of the Company on such date.

On January 4, 2017, Mr. McGurk and the Company amended his employment agreement (i) to extend the term to March 31, 2018 and (ii) if Mr. McGurk’s employment is terminated by the Company without cause at any time before, but not including, March 31, 2018, in addition to all payments to which McGurk may be entitled under the Employment Agreement as amended, Mr. McGurk will receive a one-time, lump-sum payment of $250,000, which payment would be in lieu and in full satisfaction of any retention bonus that would have been payable for the fiscal year ended March 31, 2017 under the Employment Agreement.

Jeffrey S. Edell. On June 9, 2014, the Company entered into an employment agreement with Jeffrey Edell (the “Edell 2014 Employment Agreement”), was amended and restated as of November 1, 2015 (the “Edell 2015 Employment Agreement”, and together with the Edell 2014 Employment Agreement, the “Edell Employment Agreement”) pursuant to which Edell serves as Chief Financial Officer of the Company.  Mr. Edell also serves as Principal Accounting Officer. The term of the Edell Employment Agreement commenced on June 9, 2014 and ended on June 8, 2016, and upon such expiration, Mr. Edell became an at-will employee.  Pursuant to the Edell 2014 Employment Agreement, Edell received an annual base salary of $285,000, which was increased to $340,000 pursuant to the Edell 2015 Employment Agreement. In addition, pursuant to the Edell Employment Agreement, Edell is eligible for bonuses for each of the fiscal years ending March 31, 2015 and March 31, 2016, with the target bonus for such years of 50% of his salary, which bonuses shall be based on Company performance with goals to be established annually by the Compensation Committee. Pursuant to the Edell 2015 Employment Agreement, Mr. Edell received an inducement bonus of $35,000.

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Also pursuant to the Edell 2014 Employment Agreement, Edell received (i) a grant on June 9, 2014 of non-statutory options to purchase 25,000 shares of Common Stock, which options have an exercise price of $26.60 per share, vest in equal annual installments on June 9 of each of 2015, 2016, 2017 and 2018 and have a term of ten (10) years, and (ii) a grant on June 4, 2015 of non-statutory options to purchase 10,000 shares of Common Stock, which options have an exercise price of $9.00 per share, vest in equal annual installments on June 4 of each of 2016, 2017, 2018 and 2019 and have a term of ten (10) years.

The Edell Employment Agreement further provides that Edell is entitled to participate in all benefit plans provided to senior executives of the Company.  The Employment Agreement provides that he is entitled to receive his base salary for the longer of the remainder of the term or the (twelve) 12 months following the termination as well as earned salary and bonus(es), reimbursement of expenses incurred and benefits accrued prior to the termination date. If such termination or resignation occurs within two years after a change in control, then in lieu of receiving his base salary as described above, Edell would be entitled to receive a lump sum payment equal to two times the sum of his then base salary and target bonus amount.

William S. Sondheim. On December 4, 2014, Cinedigm Entertainment Corp., a wholly-owned subsidiary of Cinedigm, entered into an employment agreement with William Sondheim (the “Sondheim Employment Agreement”), pursuant to which Mr. Sondheim will serve as President of Cinedigm Entertainment Corp. and President of Cinedigm Home Entertainment, LLC, a wholly-owned indirect subsidiary of Cinedigm. The term of the Sondheim Employment Agreement is from October 1, 2014 through September 30, 2016, and upon such expiration Mr. Sondheim became an at-will employee. Pursuant to the Sondheim Employment Agreement, Mr. Sondheim will receive an annual base salary of $412,000 subject to increase at the discretion of the Compensation Committee. In addition, Mr. Sondheim will be eligible for bonuses for each fiscal year, with target bonus for fiscal years 2015 and 2016 of $144,200, which bonuses shall be based on Company performance with goals to be established annually by the Compensation Committee.

The Sondheim Employment Agreement further provides that Mr. Sondheim is entitled to participate in all benefit plans provided to senior executives of the Company. If the Company terminates Mr. Sondheim’s employment without cause or he resigns with good reason, the Sondheim Employment Agreement provides that he is entitled to receive his base salary for the longer of the remainder of the term or the (twelve) 12 months following the termination as well as earned salary and bonus(es), reimbursement of expenses incurred and benefits accrued prior to the termination date. If such termination or resignation occurs within two years after a change in control, then in lieu of receiving his base salary as described above, Mr. Sondheim would be entitled to receive a lump sum payment equal to two times the sum of his then base salary and target bonus amount.

Equity Compensation Plans

The following table sets forth certain information, as of March 31, 2017, regarding the shares of Cinedigm’s Class A Common Stock authorized for issuance under Cinedigm’s equity compensation plan.

Plan	Number of shares of common stock issuable upon exercise of outstanding options (1)	Weighted average of exercise price of outstanding options	Number of shares of common stock remaining available for future issuance
Cinedigm Second Amended and Restated 2000 Equity Incentive Plan (“the Plan”) approved by stockholders	345,615	16.50	128,270
Cinedigm compensation plans not approved by stockholders (2)	492,500	$26.38	—

(1)	Shares of Cinedigm Class A Common Stock.
(2)	Reflects stock options which were not granted under the Plan.

Our Board originally adopted the Plan on June 1, 2000 and our stockholders approved the Plan by written consent in July 2000. Certain terms of the Plan were last amended and approved by our stockholders in September 2014. Under the Plan, we may grant incentive and non-statutory stock options, stock, restricted stock, restricted stock units (RSUs), stock appreciation rights, performance awards and other equity-based awards to our employees, non-employee directors and consultants. The primary purpose of the Plan is to enable us to attract, retain and motivate our employees, non-employee directors and consultants. The term of the Plan expires on June 1, 2020.

36

During the Last Fiscal Year, 2,500 stock options were exercised.

Options granted under the Plan expire ten years following the date of grant (or such shorter period of time as may be provided in a stock option agreement or five years in the case of incentive stock options granted to stockholders who own greater than 10% of the total combined voting power of the Company) and are subject to restrictions on transfer. Options granted under the Plan generally vest over periods of up to three or four years. The Plan is administered by the Compensation Committee, and may be amended or terminated by the Board, although no amendment or termination may adversely affect the right of any individual with respect to any outstanding option without the consent of such individual. The Plan provides for the granting of incentive stock options with exercise prices of not less than 100% of the fair market value of the Company’s Class A Common Stock on the date of grant. Incentive stock options granted to stockholders of more than 10% of the total combined voting power of the Company must have exercise prices of not less than 110% of the fair market value of the Company’s Class A Common Stock on the date of grant. Incentive and non-statutory stock options granted under the Plan are subject to vesting provisions, and exercise is generally subject to the continuous service of the optionee, except for consultants. The exercise prices and vesting periods (if any) for non-statutory options may be set at the discretion of the Board or the Compensation Committee. Upon a change of control of the Company, all options (incentive and non-statutory) that have not previously vested will vest immediately and become fully exercisable. Options covering no more than 50,000 shares may be granted to one participant during any calendar year unless pursuant to a multi-year award, in which case no more than options covering 50,000 shares per year of the award may be granted, and during which period no additional options may be granted to such participant.

Grants of restricted stock and restricted stock units are subject to vesting requirements, generally vesting over periods up to three years, determined by the Compensation Committee and set forth in notices to the participants. Grants of stock, restricted stock and restricted stock units shall not exceed 40% of the total number of shares available to be issued under the Plan.

Stock appreciation rights (“SARs”) consist of the right to the monetary equivalent of the increase in value of a specified number of shares over a specified period of time. Upon exercise, SARs may be paid in cash or shares of Class A Common Stock or a combination thereof. Grants of SARs are subject to vesting requirements, similar to those of stock options, determined by the Compensation Committee and set forth in agreements between the Company and the participants. RSUs shall be similar to restricted stock except that no Class A Common Stock is actually awarded to the Participant on the grant date of the RSUs and the Compensation Committee shall have the discretion to pay such RSUs upon vesting in cash or shares of Class A Common Stock or a combination thereof. Performance awards consist of awards of stock and other equity-based awards that are valued in whole or in part by reference to, or are otherwise based on, the market value of the Class A Common Stock, or other securities of the Company, and may be paid in shares of Class A Common Stock, cash or another form of property as the Compensation Committee may determine. Grants of performance awards shall entitle participants to receive an award if the measures of performance established by the Committee are met. Such measures shall be established by the Compensation Committee but the relevant measurement period for any performance award must be at least 12 months. Grants of performance awards shall not cover the issuance of shares that would exceed 20% of the total number of shares available to be issued under the Plan, and no more than 500,000 shares pursuant to any performance awards shall be granted to one participant in a calendar year unless pursuant to a multi-year award. The terms of grants of performance awards would be set forth in agreements between the Company and the participants. Our Class A Common Stock is listed for trading on the Nasdaq under the symbol “CIDM”.

The following table sets forth certain information concerning outstanding equity awards of the Company’s Named Executives at the end of the Last Fiscal Year. All outstanding stock awards reported in this table represent restricted stock that vests in equal annual installments over three years. At the end of the Last Fiscal Year, there were no unearned equity awards under performance-based plans.

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OUTSTANDING EQUITY AWARDS AT MARCH 31, 2017

OPTION AWARDS (1)							STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Christopher J.	150,000	(2)	—		15.00	12/23/2020	300,000	465,000
McGurk	250,000	(2)	—		30.00	12/23/2020	—	—
	50,000	(2)	—		50.00	12/23/2020	—	—
	150,000	(3)	—	(3)	14.00	8/22/2023	—	—

Jeffrey S.	18,750	(4)	6,250	(4)	26.60	6/9/2024	100,000	155,000
Edell	5,000	(5)	5,000	(5)	8.75	6/4/2025	—	—

William S. Sondheim	18,750	(6)	6,250	(6)	17.50	10/21/2023	100,000	155,000

(1)      Reflects stock options granted under the Company’s Second Amended and Restated 2000 Equity Incentive Plan, except certain options granted to Mr. McGurk and Mr. Sondheim.

(2)      Reflects stock options not granted under the Plan. Of such options, 1/3 in each tranche vested on December 23 of each of 2011, 2012 and 2013.

(3)      Of such total options, 1/3 vest on March 31 of each 2015, 2016 and 2017.

(4)      Of such total options, 1/4 vest on June 9 of each 2015, 2016, 2017 and 2018.

(5)      Of such total options, 1/4 vest on June 4 of each 2016, 2017, 2018 and 2019.

(6)      Reflects stock options not granted under the Plan. Of such total options, 1/4 vest on October 21 of each of 2014, 2015, 2016 and 2017.

Directors

The following table sets forth certain information concerning compensation earned by the Company’s Directors for services rendered as a director during the Last Fiscal Year.

Name	Cash Fees Earned ($)	Stock Awards ($)	Total ($)
Peter C. Brown	50,000	50,000	100,000
Ronald L. Chez (1)	10,598	54,076	64,674
Patrick W. O’Brien	55,544	57,957	113,501
Martin B. O’Connor (2)	25,000	12,500	37,500
Zvi M. Rhine	50,000	50,000	100,000
Blair M. Westlake (2)	12,500	12,500	25,000

(1) Resigned from the Board on April 3, 2017

(2) Resigned from the Board on July 14, 2016

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Each director who is not an employee of the Company is compensated for services as a director by receiving an annual cash retainer for Board service of $50,000, payable quarterly in arrears, and an annual stock grant of restricted shares of Class A common stock equal in value to $50,000 as of the last day of the fiscal quarter during which the Company’s annual meeting occurs, which restricted shares shall vest on a quarterly basis during the year of service. In addition to the cash and stock retainers paid to all non-employee Directors for Board service, the Lead Independent Director receives a fixed amount to be determined by the Nominating and Governance Committee, in lieu of committee fees. Additional compensation as a chairperson is paid if the Lead Independent Director chairs a committee. In addition to the cash and stock retainers paid to all non-employee Directors for Board service, the Lead Independent Director will receive a fixed amount to be determined by the Nominating Committee. The directors may elect to receive any annual cash retainer in shares of vested Class A common stock, in lieu of cash, based on the stock price as of the date of the cash payment. The Company requires that Directors agree to retain 100% of their net after tax shares received for board service until separation from the Company. In addition, the Directors are reimbursed by the Company for expenses of traveling on Company business, which to date has consisted of attending Board and Committee meetings.

The Company has adopted Stock Ownership Guidelines for its non-employee directors as discussed under “Matters Relating to Our Governance – Stock Ownership Guidelines.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of its Class A common stock to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of all such reports they file. Based on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that none of its directors, executive officers or persons who beneficially own more than 10% of the Company’s Class A common stock failed to comply with Section 16(a) reporting requirements in the Company’s Last Fiscal Year, except for Mr. O’Brien, who filed two Forms 4 late, and Messrs. Brown and Rhine, each of whom filed one Form 4 late, in all cases to disclose one transaction.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Form 10-K, including a discussion of the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with the standards of the Public Company Accounting Oversight Board, the matters required to be discussed by Statements on Auditing Standards (SAS 61), as may be modified or supplemented, and their judgments as to the acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board.

In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from management and the Company, including receiving the written disclosures and letter from the independent registered public accounting firm as required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has considered the compatibility of any non-audit services with the auditors’ independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Form 10-K for the year ended March 31, 2017 for filing with the SEC.

Respectfully submitted,

The Audit Committee of the Board of Directors

Zvi M. Rhine, Chairman

Peter C. Brown

Patrick W. O'Brien

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THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED “FILED” WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

EisnerAmper LLP served as the independent registered public accounting firm to audit the Company’s consolidated financial statements since the fiscal year ended March 31, 2005 and the Board has appointed EisnerAmper LLP to do so again for the fiscal year ending March 31, 2018.

The Company’s Audit Committee has adopted policies and procedures for pre-approving all non-audit work performed by EisnerAmper LLP for the fiscal years ended March 31, 2017 and 2016. In determining whether to approve a particular audit or permitted non-audit service, the Audit Committee will consider, among other things, whether the service is consistent with maintaining the independence of the independent registered public accounting firm. The Audit Committee will also consider whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service to our Company and whether the service might be expected to enhance our ability to manage or control risk or improve audit quality. Specifically, the Audit Committee has pre-approved the use of EisnerAmper LLP for detailed, specific types of services within the following categories of non-audit services: acquisition due diligence and audit services; tax services; and reviews and procedures that the Company requests EisnerAmper LLP to undertake on matters not required by laws or regulations. In each case, the Audit Committee has required management to obtain specific pre-approval from the Audit Committee for any engagements.

The aggregate fees billed for professional services by EisnerAmper LLP for these various services were:

	For the fiscal years ended March 31,
Type of Fees	2017	2016
(1) Audit Fees	$351,000	$372,902
(2) Audit-Related Fees	—	—
(3) Tax Fees	—	—
(4) All Other Fees	—	—
	$351,000	$372,902

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees the Company paid EisnerAmper LLP for professional services for the audit of the Company’s consolidated financial statements for the fiscal years ended March 31, 2017 and 2016 included in Form 10-K and review of consolidated financial statements incorporated by reference into Form S-3 and Form S-8 and included in Form 10-Qs and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories. All of the services set forth in sections (1) through (4) above were approved by the Audit Committee in accordance with the Audit Committee Charter.

For the fiscal years ended March 31, 2017 and 2016, the Company retained a firm other than EisnerAmper LLP for tax compliance, tax advice and tax planning.

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Appendix A

FIFTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CINEDIGM CORP.

Gary Loffredo, Secretary of the herein named Corporation, hereby certifies that:

1.   The present name of the corporation (hereinafter called the “Corporation”) is Cinedigm Corp.

2.   The date of filing of the Fourth Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is November 14, 2003. The date of filing of the Third Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is November 21, 2001. The date of filing of the Second Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is October 19, 2001. The date of filing of the Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is August 14, 2001. The date of filing the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is March 31, 2000.

3.   The provisions of the Fourth Amended and Restated Certificate of Incorporation of the Corporation are hereby amended, restated and integrated into the single instrument that is hereinafter set forth, and that is entitled the Fifth Amended and Restated Certificate of Incorporation of the Corporation without any further amendments other than the amendments herein certified (the “Fifth Amended and Restated Certificate of Incorporation”).

4.   This Fifth Amended and Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware. Prompt written notice of the adoption of the amendment herein certified has been given to those stockholders who have not consented in writing thereto, as provided in Section 228 of the General Corporation Law of the State of Delaware.

5.   The Certificate of Incorporation, as amended and restated herein, shall, at the effective time of this Fifth Amended and Restated Certificate of Incorporation, read as follows:

FIFTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CINEDIGM CORP.

FIRST: Name: The name of the Corporation is: Cinedigm Corp.

SECOND: Address: The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808. The name of the agent at such address is Corporation Service Company.

THIRD: Purpose: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: Capitalization:

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Section 4.1 Authorized Shares.

The total number of shares of capital stock that the Corporation shall have authority to issue is seventy-five million (75,000,000) shares as follows: (i) sixty million (60,000,000) shares of common stock, of which sixty million (60,000,000) shares shall be Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”); and (ii) fifteen million (15,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”) of which twenty (20) shares shall be “Series A Preferred Stock,” and 14,999,980 of which the Board of Directors shall have the authority by resolution or resolutions to fix all of the powers, preferences and rights, and the qualifications, limitations and restrictions of the Preferred Stock permitted by the Delaware General Corporation Law and to divide the Preferred Stock into one or more class and/or classes and designate all of the powers, preferences and rights, and the qualifications, limitations and restrictions of each class permitted by the Delaware General Corporation Law.

Section 4.2 Class A Common Stock.

Except as otherwise provided by law or this Fifth Amended and Restated Certificate of Incorporation, as amended from time to time (this “Certificate of Incorporation”), the holders of the Class A Common Stock shall be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation.

Section 4.3        Series A Preferred Stock

Section 4.3.1.     Dividend Rights. The holders of Series A Preferred Stock shall be entitled to receive dividends, but only out of funds that are legally available therefor, at the rate of 10% of the Series A Original Issue Price (as defined below) per annum on each outstanding share of Series A Preferred Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares). The original issue price of the Series A Preferred Stock shall be $500,000 per share (the “Series A Original Issue Price”). For any share of Series A Preferred Stock, such dividends shall begin to accrue commencing upon the first date such share is issued and becomes outstanding (the “Original Issue Date”) and shall be payable in cash or, at the Corporation’s option, by converting the cash amount of such dividends into Class A common stock, par value $0.001 per share (the “Class A Common Stock”), based on the value of the Class A Common Stock equal to (i) so long as the sum of the number of shares of Class A Common Stock issued by the Corporation that would be integrated with the other shares of Class A Common Stock issued under this Paragraph 1 under the rules of the NASDAQ Stock Market plus the number of shares of Class A Common Stock issued under this Paragraph 1 does not exceed 5,366,529 shares (as shall be adjusted for stock splits), the price determined by the daily volume weighted average price per share of the Class A Common Stock on its principal trading market as reported by Bloomberg Financial L.P. (the “VWAP”) for the five (5) day Trading Day (as defined below) period ending on the Trading Day (as defined below) immediately preceding the Dividend Payment Date (as defined below), of the Corporation, and (ii) thereafter, the greater of the Book Value Per Share (as defined below) or Market Value Per Share (as defined below) (the greater of those two amounts, the “Market Price”), as measured on the Original Issue Date for the initial issuance of shares of Series A Preferred Stock in connection with any shares of Series A Preferred Stock that would be integrated under the rules of the NASDAQ Stock Market. The dividends shall be payable in arrears (a) first, on the earlier of (x) September 30, 2010 or (y) the last day of the calendar quarter during which the Corporation ceases to be contractually prohibited from paying such dividends, and thereafter (b) quarterly on the last day of each calendar quarter beginning in the calendar quarter following such initial dividend payment date and continuing until such shares of Series A Preferred Stock are redeemed (each, a “Dividend Payment Date”), provided, that, if any such Dividend Payment Date is not a Business Day (as defined below), then any such dividend shall be payable on the next Business Day. Such dividends shall accrue day-by-day and shall be cumulative, whether or not declared by the Board of Directors and whether or not there shall be funds legally available for the payment of dividends. The term “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the New York, New York are authorized or required by law to be closed. Until it has paid all dividends on the Series A Preferred Stock as contemplated in this Certificate of Designations, the Corporation may not pay dividends on the Common Stock or any other stock of the Corporation hereafter created that is junior in terms of dividend rights, redemption or liquidation preference to the Series A Preferred Stock (together with the Common Stock, “Junior Stock”). The term “Trading Day” means any day on which the Class A Common Stock is traded on its principal market; provided that the “Trading Day” shall not include any day on which the principal market is open for trading for less than 4.5 hours. The terms “Book Value Per Share” and “Market Value Per Share” shall be determined in accordance with the rules of The NASDAQ Stock Market, as in effect on the date of this Certificate of Designations.

A-2

Section 4.3.2.     Voting Rights. Except as otherwise provided herein or as required by law, the holders of Series A Preferred Stock will not have the right to vote on matters brought before the stockholders of the Corporation.

Section 4.3.3.     Liquidation Rights. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any Junior Stock, subject to the rights of any series of Preferred Stock that may from time-to-time come into existence and which is expressly senior to the rights of the Series A Preferred Stock, the holders of Series A Preferred Stock shall be entitled to be paid in cash out of the assets of the Corporation an amount per share of Series A Preferred Stock equal to 100% of the Series A Original Issue Price (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares), plus accrued but unpaid dividends (the “Liquidation Preference”), for each share of Series A Preferred Stock held by each such holder. If, upon any such liquidation, dissolution, or winding up, the assets of the Corporation shall be insufficient to make payment in full of the Liquidation Preference to all holders of Series A Preferred Stock, then such assets shall be distributed among the holders of Series A Preferred Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

Section 4.3.4.     Conversion Rights. Except as otherwise provided herein or as required by law, the holders of Series A Preferred Stock will have no rights with respect to the conversion of the Series A Preferred Stock into shares of Class A Common Stock or any other security of the Corporation.

Section 4.3.5.     Redemption. The Series A Preferred Stock may be redeemed by the Corporation at any time after the second anniversary of the Original Issue Date (the “Redemption Date”) upon thirty (30) days advance written notice (a “Notice of Redemption”) to the holder, for a price equal to One Hundred and Ten Percent (110%) of the Liquidation Preference (which Liquidation Preference shall include, for avoidance of doubt, all accrued but unpaid dividends payable to the holder of the Series A Preferred Stock for the period between the Notice of Redemption and the Redemption Date) (the “Callable Amount”), payable in cash or, at the Corporation’s option, so long as the closing price of the Class A Common Stock is $2.18 or higher (as shall be adjusted for stock splits) for at least (90) consecutive Trading Days ending on the Trading Day immediately prior to the Notice of Redemption, by converting such Callable Amount into Class A Common Stock at the Market Price, as measured on the Original Issue Date for the initial issuance of shares of Series A Preferred Stock in connection with any shares of Series A Preferred Stock that would be integrated under the rules of the NASDAQ Stock Market. The Corporation will indicate on a Notice of Redemption whether the Corporation will redeem the Series A Preferred Stock to be so redeemed in cash or, if so permitted under the immediately preceding sentence, in Class A Common Stock.

Section 4.3.6.     Amendment. None of the powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock as provided in this Certificate of Designations or in the Certificate of Incorporation shall be amended in any manner that would alter or change the powers, preferences, rights or privileges of the holders of Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least four-fifths of the outstanding shares of Series A Preferred Stock, voting as a separate class.

FIFTH: Voting: The holders of the Common Stock shall be entitled to vote on all matters submitted to a vote of the stockholders of the Corporation for each share held by such holders in accordance with Section 4 hereof.

SIXTH: The Corporation is to have perpetual existence.

A-3

SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, amend or repeal the by-laws of the Corporation.

EIGHTH: Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision contained in any statute) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors of the Corporation or in the by-laws of the Corporation. Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in any manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

TENTH: The Corporation shall indemnify, to the fullest extent now or hereafter permitted by law, each director, officer or other authorized representative of the Corporation who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was an authorized representative of the Corporation, against all expenses (including attorneys’ fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this provision shall not eliminate or limit the liability of a director to the extent that such elimination or limitation of liability is expressly prohibited by the Delaware General Corporation Law as in effect at the time of the alleged breach of duty by such director.

Any repeal or modification of this Article by the stockholders of the Corporation shall not adversely affect any right or protection existing at the time of such repeal or modification to which any person may be entitled under this Article. The rights conferred by this Article shall not be exclusive of any other right which the Corporation may now or hereafter grant, or any person may have or hereafter acquire, under any statute, provision of this Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise. The rights conferred by this Article shall continue as to any person who shall have ceased to be a director or officer of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person.

For the purposes of this Article, the term “authorized representative” shall mean a director, officer, employee or agent of the Corporation or of any subsidiary of the Corporation, or a trustee, custodian, administrator, committeeman or fiduciary of any employee benefit plan established and maintained by the Corporation or by any subsidiary of the Corporation, or a person who is or was serving another Corporation, partnership, joint venture, trust or other enterprise in any of the foregoing capacities at the request of the Corporation.

Executed on [____________] [__], 2017

[Name], [Title]

A-4

Appendix B

NOL PROTECTIVE PROVISION

Section 4.4. Transfer Restrictions.

Section 4.4.1. Certain Definitions.

As used in this Section 4.4:

“Acquire” or “Acquisition” and similar terms means the direct or indirect acquisition of record, legal, beneficial or any other ownership of Corporation Securities by any means, including, without limitation, (a) the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares, or (b) the entering into of any swap, hedge or other arrangement that results in the acquisition of any of the economic consequences of ownership of Corporation Securities if, as a result of such direct or indirect acquisition, the acquirer would be considered an owner of Corporation Securities under the direct, indirect or constructive ownership rules of Section 382 of the Code.

“Affiliate” shall have the meaning set forth in the Standstill Agreement.

“Business Day” means any day, other than a Saturday, Sunday or day on which banks located in New York, New York, are authorized or required by law to close.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Corporation Securities” means (a) shares of Common Stock, (b) shares of Preferred Stock of any class or series of Preferred Stock, (c) warrants, rights or options (including within the meaning of Treasury Regulation Section 1.382-2T(h)(4) (v) (or any successor provision)) to purchase Stock, and (d) any other interests that would be treated as Stock.

“Dispose” or “Disposition” means any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action in any manner whatsoever, whether voluntary or involuntary, by operation of law or otherwise, by any Person or group that reduces the Percentage Stock Ownership of any Person or group.

“Effective Date” means the date of filing of the Certificate of Amendment to the Certificate of Incorporation first containing this provision.

“Entity” means an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1) (or any successor provision).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Person” means (a) each of the Purchasers and their respective Affiliates so long as, prior to the termination of the Standstill Agreement, the Purchasers (together with their respective Affiliates) do not take any action that would violate Article 2 of the Standstill Agreement or (b) any Existing Holder, unless and until such time as such Existing Holder shall (i) have a Percentage Stock Ownership that is more than the Existing Holder Ownership Cap of such Existing Holder or (ii) no longer be a “5-percent shareholder” of the Corporation Securities pursuant to Treasury Regulation Section 1.382-2T(g) (1) (or any successor provision). Notwithstanding the foregoing, no Exempt Person shall cease to be an Exempt Person solely as the result of an Acquisition of Corporation Securities by the Corporation which, by reducing the number of Corporation Securities outstanding, increases the Percentage Stock Ownership of such Person.

B-1

“Exempt Transaction” means the Acquisition of any Warrants (as defined in the Securities Purchase Agreement) or Warrant Shares (as defined in the Warrants) prior to such time as such Acquired warrants or Warrant Shares, as the case may be, have been distributed and sold to the public pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act.

“Existing Holder” means any Person who, immediately prior to the Effective Date, is a “5-percent shareholder” of the Corporation Securities pursuant to Treasury Regulation Section 1.382-2T(g)(1) (or any successor provision).

“Existing Holder Initial Ownership” means, with respect to any Existing Holder, the aggregate Stock Ownership of such Existing Holder immediately prior to the Effective Time (as reflected in the most recent Schedule 13D or Schedule 13G filed by such Existing Holder prior to the Effective Time).

“Existing Holder Ownership Cap” means, as determined from time to time with respect to any Existing Holder, the sum of (a) the difference of (i) the Existing Holder Initial Ownership of such Existing Holder minus (ii) the total shares of Stock that such Existing Holder has Disposed of on or after the Effective Time plus (b) the difference (which difference shall in no event be less than zero) of (i) 150,000 shares of Common Stock (subject to adjustment for any stock split, reverse stock split, recapitalization or similar transaction) minus (ii) the total shares of Stock that such Existing Holder has Acquired on or after the Effective Time; provided, however that in no event shall the Existing Holder Ownership Cap of such Existing Holder ever exceed the Existing Holder Initial Ownership of such Existing Holder.

“Five Percent Shareholder” means a Person or group of Persons that is identified as a “5-percent shareholder” of the Corporation Securities pursuant to Treasury Regulation Section 1.382-2T(g)(1) (or any successor provision), but excluding (a) any “direct public group” with respect to the Corporation, as that term is defined in Treasury Regulation Section 1.382-2T (j)(2)(ii) (or any successor provision), (b) any Exempt Person and (c) any Person or group of Persons that would be a Five Percent Shareholder solely as a result of the Acquisition of Corporation Securities in an Exempt Transaction.

“Percentage Stock Ownership” and similar terms means the percentage Stock Ownership of any Person or group for purposes of Section 382 of the Code as determined in accordance with Treasury Regulation Section 1.382-2T(g), (h), (j) and (k) (or any successor provisions); provided, however, that such determination shall not include any Corporation Securities Acquired in an Exempt Transaction.

“Person” means an individual, corporation, estate, trust, association, limited liability company, partnership, joint venture or similar organization, and also includes a syndicate or group as those terms are used for the purposes of Section 13(d)(3) of the Exchange Act.

“Prohibited Transfer” means any purported Transfer of Corporation Securities to the extent that such a Transfer is prohibited and/or void under this Article FOURTH.

“Purchasers” shall have the meaning set forth in the Securities Purchase Agreement.

“Restriction Release Date” means such date, after the Effective Date, that the Board of Directors determines in good faith that it is in the best interests of the Corporation and its stockholders for the transfer restrictions set forth in this Article FOURTH to terminate.

“Restricted Holder” means a Person or group of Persons that (a) is a Five Percent Shareholder and Acquires or proposes to Acquire Corporation Securities (other than an Acquisition of Corporation Securities in an Exempt Transaction), or (b) is proposing to Acquire Corporation Securities (other than an Acquisition of Corporation Securities in an Exempt Transaction), and following such proposed Acquisition of Corporation Securities, would be a Five Percent Shareholder.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of August 11, 2009, by and between the Company and the Purchasers, as it may be amended or modified from time to time.

“Standstill Agreement” means the Standstill Agreement, dated as of August 11, 2009, by and between the Company and Sageview Capital Master, L.P., as it may be amended or modified from time to time.

“Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation Section 1.382-2T(f)(18) (or any successor provision).

“Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code.

“Tax Benefits” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, of the Corporation or any direct or indirect subsidiary thereof.

“Transfer” means any direct or indirect Acquisition, sale, transfer, assignment, conveyance, pledge or other disposition or other action in any manner whatsoever, whether voluntary or involuntary, by operation of law or otherwise, by any Person or group that alters the Percentage Stock Ownership of any Person or group, or any attempt to do any of the foregoing. A Transfer shall also include the creation or grant of an option (including within the meaning of Treasury Regulation Section 1.382-2T(h)(4)(v) (or any successor provision)). A Transfer shall not include an issuance or grant of Corporation Securities by the Corporation.

“Treasury Regulation” means a Treasury Regulation promulgated under the Code.

Section 4.4.2. Transfer Restrictions.

(a)         From and after the Effective Date and prior to the Restriction Release Date, no Transfer shall be permitted, and any such purported Transfer shall be void ab initio, to the extent that after giving effect to such purported Transfer (or any series of Transfers of which such Transfer is a part), either (i) any Person or group of Persons shall become a Five Percent Shareholder, or (ii) the Percentage Stock Ownership interest in the Corporation of any Five Percent Shareholder shall be increased. The prior sentence is not intended to prevent the Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transactions in the Corporation Securities entered into through the facilities of a national securities exchange or any national securities quotation system, provided, that if the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer.

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(b)         The restrictions contained in this Article 4 are for the purposes of reducing the risk that any “ownership change” (as defined in the Code) of the Corporation Securities may limit the Corporation’s ability to utilize its Tax Benefits. In connection therewith, and to provide for effective policing of these provisions, a Restricted Holder who proposes to Acquire Corporation Securities (other than an Acquisition of Corporation Securities in an Exempt Transaction) shall, prior to the date of such proposed Acquisition, request in writing (a “Request”) that the Board of Directors of the Corporation (or a committee thereof that has been appointed by the Board of Directors) review such proposed Acquisition and authorize or not authorize such proposed Acquisition in accordance with this Section 4.4.2(b) of Article 4. A Request shall be mailed or delivered to the Secretary of the Corporation at the Corporation’s principal place of business, or telecopied to the Corporation’s telecopier number at its principal place of business. Such Request shall be deemed to have been received by the Corporation when actually received by the Corporation. A Request shall include (i) the name, address and telephone number of the Restricted Holder, (ii) a description of the Restricted Holder’s direct and indirect ownership of Corporation Securities, (iii) a description of the Corporation Securities that the Restricted Holder proposes to Acquire, (iv) the date on which such proposed Acquisition is expected to take place (or, if such Acquisition is proposed to be made by a Five Percent Shareholder in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), (v) the name of the proposed transferor of the Corporation Securities that the Restricted Holder proposes to Acquire (or, if such Acquisition is proposed to be made by a Five Percent Shareholder in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), and (vi) a request that the Board of Directors (or a committee thereof that has been appointed by the Board of Directors) authorize, if appropriate, such Acquisition pursuant to this Section 4.4.2 (b) of Article 4. The Board of Directors may authorize an Acquisition by a Restricted Holder, if it determines, in its sole discretion, that, after taking into account the preservation of the Tax Benefits, such Acquisition would be in the best interests of the Corporation and its stockholders and, in such case, the restrictions set forth in Section 4.4.2(a) of this Article FOURTH shall not apply to such Acquisition. Any determination by the Board of Directors not to authorize a proposed Acquisition by a Restricted Holder shall cause such proposed Acquisition to be deemed a Prohibited Transfer. The Board of Directors may, in its sole discretion, impose any conditions that it deems reasonable and appropriate in connection with authorizing any such Acquisition by a Restricted Holder. In addition, the Board of Directors may, in its sole discretion, require such representations from the Restricted Holder or such opinions of counsel to be rendered by counsel selected by the Board of Directors, in each case as to such matters as the Board of Directors may determine and, in each such case, the restrictions set forth in Section 4.4.2(a) of this Article FOURTH shall not apply to such Acquisition. Any Restricted Holder who makes a Request to the Board of Directors shall reimburse the Corporation, on demand, for all costs and expenses incurred by the Corporation with respect to any proposed Acquisition of Corporation Securities, including, without limitation, the Corporation’s costs and expenses incurred in determining whether to authorize the proposed Acquisition, which costs may include, but are not limited to, any expenses of counsel and/or tax advisors engaged by the Board of Directors to advise the Board of Directors or deliver an opinion thereto.

Section 4.4.3. Treatment of Excess Securities.

(a)      No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities that are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of a stockholder of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof. Once the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, such Corporation Securities shall cease to be Excess Securities.

(b)      If the Board of Directors determines that a Prohibited Transfer has been recorded by an agent or employee of the Corporation notwithstanding the prohibition in Section 4.4.3(a) of this Article FOURTH, such recording and the Prohibited Transfer shall be void ab initio and have no legal effect and, upon written demand by the Corporation, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any dividends or other distributions that were received by the Purported Transferee from the Corporation with respect to the Excess Securities (the “Prohibited Distributions”), to an agent designated by the Board of Directors (the “Agent”). In the event of an attempted Prohibited Transfer involving the purchase or Acquisition of Corporation Securities in violation of this Article FOURTH by a Restricted Holder, the Agent shall thereupon sell to a buyer or buyers, which may include the Corporation or the purported transferor, the Excess Securities transferred to it in one or more arm’s-length transactions (including over a national securities exchange or national securities quotation system on which the Corporation Securities may be traded); provided, however, that the Agent, in its sole discretion, shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities, would adversely affect the value of the Corporation Securities or would be in violation of applicable securities laws. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender the Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 4.4.3(c) of this Article FOURTH if the Agent, rather than the Purported Transferee, had resold the Excess Securities.

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(c)      The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee had previously resold the Excess Securities, any amounts received by it from a Purported Transferee, as follows: (i) first, to reimburse itself to the extent necessary to cover its costs and expenses incurred in accordance with its duties hereunder; (ii) second, to reimburse the Purported Transferee for the amounts paid by the Purported Transferee for the Excess Securities (or in the case of any Prohibited Transfer by gift, devise or inheritance or any other Prohibited Transfer without consideration, the fair market value, calculated on the basis of the closing market price for the Corporation Securities on the day before the Prohibited Transfer), and (iii) third, the remainder, if any, to the original transferor, or, if the original transferor cannot be readily identified, to an entity designated by the Corporation’s Board of Directors that is described in Section 501(c) of the Code, contributions to which must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. The recourse of any Purported Transferee with respect of any Prohibited Transfer shall be limited to the amount payable to the Purported Transferee pursuant to clause (ii) of this Section 4.4.3(c) of this Article FOURTH. Except as may be required by law, in no event shall the proceeds of any sale of Excess Securities pursuant to this Article FOURTH inure to the benefit of the Corporation or the Agent, except to the extent used to cover expenses incurred by the Agent in performing its duties hereunder.

(d)      In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”) but which would cause a Five Percent Shareholder to violate a restriction on Transfers provided for in this Article FOURTH, the application of Section 4.4.3(b) and Section 4.4.3 shall be modified as described in this Section 4.4.3(d). In such case, no such Five Percent Shareholder shall be required to dispose of any interest that is not a Security, but such Five Percent Shareholder and/or any Person whose ownership of Securities is attributed to such Five Percent Shareholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such Five Percent Shareholder, following such disposition, not to be in violation of this Article FOURTH. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Section 4.4.3(b) and Section 4.4.3(c), except that the maximum aggregate amount payable either to such Five Percent Shareholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such Five Percent Shareholder or such other Person. The purpose of this Section 4.4.3(d) is to extend the restrictions in Section 4.4.2(a) and Section 4.4.3(a) to situations in which there is a Five Percent Shareholder without a direct Transfer of Securities, and this Section 4.4.3(d), along with the other provisions of this Article FOURTH, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

(e)      If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty (30) days from the date on which the Corporation makes a demand pursuant to Section 4.4.3(b) of this Article FOURTH or any written demand with respect to a deemed disposition pursuant to Section 4.4.3(d) of this Article FOURTH, then the Corporation may take such actions as it deems necessary to enforce the provisions hereof, including the institution of legal proceedings to compel such surrender.

(f)      If any Person shall knowingly violate, or knowingly cause any other Person under control of such Person (a “Controlled Person”) to violate this Article FOURTH, then that Person and any Controlled Person shall be jointly and severally liable for, and shall pay to the Corporation, such amount as will, after taking account of all taxes imposed with respect to the receipt or accrual of such amount and all costs incurred by the Corporation as a result of such violation, put the Corporation in the same financial position as it would have been in had such violation not occurred.

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Section 4.4.4. Legends; Compliance.

(a)         All certificates reflecting Corporation Securities on or after the Effective Date shall, until the Restriction Release Date, bear a conspicuous legend in substantially the following form:

THE TRANSFER OF SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTION PURSUANT TO ARTICLE FOURTH OF THE RESTATED CERTIFICATE OF INCORPORATION OF CINEDIGM CORP. AS AMENDED AND IN EFFECT FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION UPON REQUEST.

(b)          The Corporation shall have the power to make appropriate notations upon its stock transfer records and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Article FOURTH for any uncertificated Corporation Securities or Corporation Securities held in an indirect holding system. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed transferee of such Stock and any Person controlling, controlled by or under common control with the proposed transferee of such Stock, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article FOURTH or the status of the Tax Benefits of the Corporation.

(c)          Nothing contained in this Article FOURTH shall limit the authority of the Board of Directors of the Corporation to take such other action to the extent permitted by law as it deems necessary or advisable to preserve the Corporation’s Tax Benefits. The Board of Directors of the Corporation shall have the power to determine all matters necessary for determining compliance with this Article 4, including, without limitation, determining (i) the identification of Five Percent Shareholders and Restricted Holders, (ii) whether a Transfer or proposed Transfer is a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any Five Percent Shareholders and Restricted Holders, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee, (vi) the interpretation of the provisions of this Article FOURTH, and (vii) any other matters which the Board of Directors deems relevant. Without limiting the generality of the foregoing, for the purposes of determining the existence and identity of, and the amount of Corporation Securities owned by, any Person or group of Persons, the Corporation and the Board of Directors are entitled to rely conclusively on (a) the existence and absence of filings of Schedules 13D or 13G under the Exchange Act (or any similar schedules) as of any date, and (b) its actual knowledge of the ownership of the Corporation Securities. In the case of an ambiguity in the application of any of the provisions of this Article FOURTH, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event that this Article FOURTH requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article FOURTH. All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Corporation, the Agent, and all other parties to a Transfer; provided, however, that the Board of Directors may delegate all or any portion of its duties and powers under this Article FOURTH to a committee of the Board of Directors as it deems advisable or necessary.

(d)          Nothing contained in this Article FOURTH shall be construed to give any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article FOURTH. This Article FOURTH shall be for the sole and exclusive benefit of the Corporation and the Agent.

(e)          With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent provided under this Article FOURTH, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alternation, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

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(f)          If any provision of this Article FOURTH or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article FOURTH.”

Except as specifically set forth herein, the Certificate of Incorporation shall not be amended, modified or otherwise altered by this Certificate of Amendment.

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Appendix C

Cinedigm Corp.

2017 Incentive Plan

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Cinedigm Corp.
2017 Incentive Plan

Article 1.	Establishment, Purpose, and Duration

1.1         Establishment. Cinedigm Corp., a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Cinedigm Corp. 2017 Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.

This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.

This Plan’s effective date is the date the Plan is approved by the Company’s shareholders (the “Effective Date”), and the Plan shall remain in effect as provided in Section 1.3 hereof. Upon its effectiveness, the Plan shall supersede the Existing Incentive Plan (as defined herein) such that no further Awards shall be made under the Existing Incentive Plan. This Plan shall not, in any way, affect awards under the Existing Incentive Plan that are outstanding as of the Effective Date.

1.2         Purpose of this Plan. The purpose of the Plan is to (a) advance the interests of the Company and its stockholders by providing incentives and rewards to those individuals who are in a position to contribute to the long term growth and profitability of the Company; (b) assist the Company and its Subsidiaries and Affiliates in attracting, retaining, and developing highly qualified Employees, Third Party Service Providers, and Nonemployee Directors for the successful conduct of their business; and (c) make the Company's compensation program competitive with those of other major employers.

1.3           Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

Article 2.	Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1	“Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company), that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2	“Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.1.

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2.3	“Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4	“Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet, or other non-paper Award Agreements, and the use of electronic, internet, or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.5	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.6	“Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.7	“Cause” means, unless otherwise specified in an Award Agreement or in an applicable employment agreement between the Company (or its applicable subsidiary or Affiliate) and a Participant, with respect to any Participant, as determined by the Committee in its sole discretion, the Participant’s:

(a)	Conviction of, or plea of nolo contendere to, a felony or other crime involving moral turpitude;

(b)	material breach of a material provision of a term of employment (or other service provider function) that is not corrected within thirty (30) days following written notice of such breach sent by the Company to the Participant;

(c)	willful misconduct in the performance of material duties;

(d)	performance of material duties that is grossly negligent; or

(e)	failure to attempt to fully comply with any lawful directive of the Board which is not corrected within thirty (30) days following written notice of such breach sent by the Company to the Participant.

Whether or not “Cause” exists shall be determined solely by the Company in its reasonable, good faith discretion.

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2.8	“Change of Control” means the occurrence of any of the following events:

(a)	Any one person, or more than one person acting as a group, acquires ownership of stock (as determined under Code Section 318(a)) of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; provided, however, that if any one person or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a Change in Control of the Company. This paragraph applies only when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction;

(b)	any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock (as determined under Code Section 318(a)) of the Company possessing thirty percent (30%) or more of the total voting power of the stock of the Company; provided, however, that if any one person or more than one person acting as a group, is considered to own thirty percent (30%) or more of the total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a Change in Control of the Company;

(c)	the consummation of a Merger (as defined below), unless, following such Merger, stock possessing at least fifty percent (50%) of the total combined voting power of the issued and outstanding shares of all classes of Company Voting Securities of the corporation resulting from such Merger is beneficially owned, directly or indirectly, by individuals and entities who were beneficial owners of the then-outstanding Company Voting Securities immediately prior to such Merger in substantially the same proportion as their ownership immediately prior to such Merger;

(d)	individuals who are members of the Board as of the Effective Date of this Plan (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that any individual becoming a director subsequent to the date of this Plan whose appointment to the Board or nomination for election by the Company was approved by a vote of at least a majority of the Incumbent Directors then in office (unless such appointment or election was at the request of an unrelated third party who has taken steps reasonably calculated to result in a Change in Control as described in paragraphs (a), (b) or (c) of this Section 2.8 and who has indicated publicly an intent to seek control of the Company) shall be treated from the date of his appointment or election as an Incumbent Director;

(e)	consummation of a complete liquidation or dissolution of the Company; or

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(f)	any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition(s); provided, however, that a transfer of assets by the Company is not treated as a Change in Control if the assets are transferred to (A) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock; (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (C) a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all outstanding stock of the Company; or (D) an entity, at least fifty percent (50%) percent of the total value or voting power of which is owned, directly or indirectly, by a person described in the previous subsection (C). For purposes of this paragraph, (1) gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets, and (2) a person’s status is determined immediately after the transfer of the assets.

For purposes of this Section 2.8, “Company Voting Securities” shall mean the combined voting power of all outstanding classes of common stock of the Company and all other outstanding securities of the Company entitled to vote generally in the election of directors of the Company and “Merger” shall mean any merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company.

2.9	“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.10	“Committee” means the Compensation Committee of the Board or such other Committee appointed by the Board for the purpose of administering this Plan comprised solely of two or more members of the Board who qualify as “non-employee” directors within the meaning of Rule 16b-3 under the Exchange Act, as “outside” directors within the meaning of § 162(m) of the Code, and as “independent” directors within the meaning of NASDAQ Rule 4200(b)(15).

2.11	“Company” or “Corporation” means Cinedigm Corp., a Delaware corporation, and any successor thereto as provided in Article 20 herein.

2.12	“Covered Employee” means any Employee who is a “covered employee,” as defined in Code Section 162(m).

2.13	“Effective Date” has the meaning set forth in Section 1.1.

2.14	“Employee” means any individual performing services for the Company, an Affiliate, or a Subsidiary and designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

2.15	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.16	“Existing Incentive Plan” means the Second Amended and Restated 2000 Equity Incentive Plan of Access Integrated Technologies, Inc., as previously amended, restated, supplemented or otherwise modified prior to the Effective Date.

2.17	“Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

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2.18	“Good Reason” means, unless otherwise specified in an Award Agreement or in an applicable employment agreement between the Company (or its applicable Subsidiary or Affiliate) and a Participant, with respect to any Participant, as determined by the Committee in its sole discretion without the Employee’s written consent:

(a)	a material and substantially adverse reduction in title or job responsibilities compared with title or job responsibilities on the Effective Date;

(b)	the Company’s requiring the office nearest to the Employee’s principal residence to be located at a place that is more than fifty (50) miles from where such office is currently located; or

(c)	any material breach of an employment agreement by the Company.

Notwithstanding the foregoing, Good Reason will be deemed to exist only in the event that: (x) the Employee gives written notice to the Company of his or her claim of Good Reason and the specific grounds for his claim within ninety (90) days following the occurrence of the event upon which his claim rests, (y) the Company fails to cure such breach within thirty days (30) of receiving such notice (“Cure Period”), and (z) the Employee gives written notice to the Company to terminate his employment within fifteen (15) days following the Cure Period.

2.19	“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

2.20	“Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.21	“Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.22	“Insider” shall mean an individual who is, on the relevant date, an officer, or director of the Company, or a more than ten percent (10%) beneficial owner (as that term is defined in Section 13d-3 of the Exchange Act) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.23	“Market Price” means the closing price of the Class A Common Stock of the Company as reported on the NASDAQ Global Market or such other primary market or exchange on which the Class A Common Stock may, from time to time, trade (the “Market”), on the date for which a Market Price is to be determined under this Plan. To the extent an Option or SAR is granted on a date that the Market is closed, the Market Price shall be the closing price on the last preceding trading day.

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2.24	“Nonemployee Director” means a member of the Company’s Board of Directors who is not an Employee of the Company or its Affiliates or Subsidiaries.

2.25	“Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.26	“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.27	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.28	“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.29	“Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.30	“Performance-Based Compensation” means compensation under an Award for which (i) the Performance Measures for the Performance Period have been designated by the Committee not later than the earlier of (a) ninety (90) days after the beginning of the Performance Period, or (b) the date as of which twenty-five percent (25%) of such period of time has elapsed, and (ii) the Award is otherwise intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.31	“Performance Measures” means measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.32	“Performance Period” means the period of time during which the Performance Measures must be met in order to determine the amount and/or vesting of an Award.

2.33	“Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined by the extent to which the applicable Performance Measures have been achieved.

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2.34	“Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding Performance Measures have been achieved.

2.35	“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Measures or other performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.36	“Plan” means this Cinedigm Corp. 2017 Incentive Plan.

2.37	“Plan Year” means the twelve (12) month period beginning each April 1st.

2.38	“Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.39	“Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the Grant Date.

2.40	“Share” means a share of Class A Common Stock, $0.001 par value, of the Company.

2.41	“Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.42	“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.43	“Third Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3.	Administration

3.1         General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

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3.2         Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients; determining the types and amount of Awards to be granted to a recipient (including setting the Option Price and Grant Price, so long as it is not lower than the applicable Market Price or such other higher limit as required under applicable law); establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements; granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company; construing any ambiguous provision of the Plan or any Award Agreement; establishing administrative regulations to further the purpose of the Plan; and, subject to Article 19, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate. The Committee also shall have the ability to delegate to the Chief Executive Officer of the Company the right to allocate Awards among eligible individuals who are not Insiders, provided that such delegation is subject to such terms and conditions as the Committee in its discretion shall determine.

3.3         Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.

Article 4.	Shares Subject to this Plan and Maximum Awards

4.1         Number of Shares Available for Awards and Maximum Amount of Non-Share Awards.

Subject to adjustment as provided in Section 4.3:

(a)	The maximum number of Shares available for issuance to Participants under this Plan, inclusive of Shares issued and Shares underlying outstanding awards granted on or after the Effective Date, is 2,108,270 Shares, which includes 128,270 unused Shares carried over from the Existing Incentive Plan.

(b)	The maximum number of Shares subject to Options or SARs granted in any one (1) Plan Year to any one Participant shall be 400,000.

(c)	The maximum number of Shares subject to all Full Value Awards granted in any one (1) Plan Year to any one Participant shall be 400,000.

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(d)	With respect to Awards granted under the Plan that are (i) intended to satisfy the “performance-based” compensation exception contained in Code Section 162(m), and (ii) payable other than in Shares, the maximum amount payable to a Participant in any year is $5,000,000.

(e)	The maximum number of Shares that may be issued in the aggregate to all Nonemployee Directors in any one (1) Plan Year shall be 300,000.

4.2         Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. With respect to Options and SARs, the number of Shares available for Awards under the Plan pursuant to Section 4.1, shall be reduced by one Share for each Share covered by such Award or to which such Award relates. The number of Shares available for Awards under the Plan shall be reduced by one Share for each Share covered by such Award or to which such Award relates. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan. In addition, any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares shall be available again for grant under this Plan. In no event, however, will the following Shares again become available for Awards or increase the number of Shares available for grant under the Plan: (i) Shares tendered by the Participant in payment of the exercise price of an Option; (ii) Shares withheld from exercised Awards for tax withholding purposes; (iii) Shares subject to a SAR that are not issued in connection with the settlement of that SAR; and (iv) Shares repurchased by the Company with proceeds received from the exercise of an Option. The Shares available for issuance under this Plan shall be authorized and unissued Shares.

4.3         Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or relate to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of Performance Measures and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

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Subject to the provisions of Article 19 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

Article 5.	Eligibility and Participation

5.1         Eligibility. Individuals eligible to participate in this Plan include all Employees, Nonemployee Directors, and Third Party Service Providers.

5.2         Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law, and the amount of each Award.

Article 6.	Stock Options

6.1         Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion.

6.2         Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3         Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the Market Price of the Shares as determined on the Grant Date. If the Participant to whom an ISO is granted owns, at the time of the grant, more than ten percent (10%) of the combined voting power of the Company, or its Subsidiaries or Affiliates, the exercise price of each Share subject to such Option shall be not less than one hundred ten percent (110%) of the closing price described in the preceding sentence.

6.4         Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the day before the tenth (10th) anniversary date of its Grant Date (or in the case of an ISO granted to a Participant who at the time of grant owns stock representing more than ten percent (10%) of the combined voting power of the Company, or its Subsidiaries or Affiliates, no later than the day before the fifth (5th) anniversary date of its Grant Date). Notwithstanding the foregoing, for Nonqualified Stock Options granted to Participants outside the United States, the Committee has the authority to grant Nonqualified Stock Options that have a term greater than ten (10) years.

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6.5         Exercise of Options. Subject to Section 6.8, Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6         Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Market Price at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) by a cashless (broker-assisted) exercise; (d) by the Company withholding Shares that otherwise would be delivered to the exerciser pursuant to the exercise of the Option in an amount equaling the value of the exercise price; (e) by a combination of (a), (b), (c) and/or (d); or (f) any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7         Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, or restrictions under applicable federal securities laws, requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or any blue sky or state securities laws applicable to such Shares.

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6.8         Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination. Unless otherwise provided in an Award Agreement, the right to exercise an Option shall terminate on the date the Participant’s employment, or service on the Board or to the Company, terminates.

6.9         Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

6.10       Limits on Incentive Stock Options. The aggregate fair market value of all Shares with respect to which ISOs are exercisable for the first time by a Participant in any one calendar year, under this Plan or any other stock option plan maintained by the Company (or by any subsidiary or parent of the Company), shall not exceed $100,000. The fair market value of such Shares shall be the mean closing price of the Shares as reported on the Market on the date the related ISO is granted.

Article 7.	Stock Appreciation Rights

7.1         Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs. The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the Grant Date must be at least equal to one hundred percent (100%) of the Market Price of the Shares as determined on the Grant Date.

7.2         SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3         Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

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7.4         Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5         Settlement of SARs. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Market Price of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.6         Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination. Unless otherwise provided in an Award Agreement, the right to exercise the SAR shall terminate on the date the Participant’s employment, or service on the Board or to the Company, terminates.

7.7         Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8.	Restricted Stock and Restricted Stock Units

8.1         Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the Grant Date.

8.2         Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

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8.3         Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific Performance Measures or other performance goals, time-based restrictions on vesting following the attainment of the Performance Measures or other performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.4         Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Cinedigm Corp. 2017 Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Cinedigm Corp..

8.5         Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6         Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

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8.7         Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9.	Performance Units/Performance Shares

9.1         Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine. Performance Units and Performance Shares that are earned (as described in Section 9.3) may be subject to vesting requirements as set forth in the applicable Award Agreement. Except as the Committee may otherwise provide in an Award Agreement, Performance Units and Performance Shares may not vest prior to the expiration of at least one (1) year of a Performance Period.

9.2         Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Marker Price of a Share on the Grant Date. The Committee shall set Performance Measures in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that may be earned by the Participant.

9.3         Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period and vesting period, if any, have ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Measures have been achieved.

9.4         Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned and vested Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned and vested Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof). Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5          Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

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Article 10.	Cash-Based Awards and Other Stock-Based Awards

10.1       Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2       Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3       Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4       Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.5       Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions shall be included in the Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article 11.	Transferability of Awards

11.1       Transferability. Except as provided in Section 11.2 below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant (except Options and SARs may be exercised by the Participant’s duly appointed personal representative). Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death, may be provided.

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11.2      Committee Action. The Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).

Article 12.	Performance Measures

12.1      Performance Measures. The Performance Measures upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following:

(a)	Net earnings or Net Income (before or after taxes);

(b)	Earnings per share (basic or diluted);

(c)	Net sales or revenue growth;

(d)	Net operating profit;

(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f)	Cash flow (including, but not limited to, throughput, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)	Earnings before taxes;

(i)	Gross or operating margins;

(j)	Corporate value measures;

(k)	Capital expenditures;

(l)	Unit volumes;

(m)	Productivity ratios;

(n)	Share price (including, but not limited to, growth measures and total shareholder return);

(o)	Cost or expense;

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(p)	Margins (including, but not limited to, debt or profit);

(q)	Operating efficiency;

(r)	Market share;

(s)	Customer satisfaction;

(t)	Working capital targets or any element thereof;

(u)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(v)	Health, safety and environmental performance;

(w)	Corporate advocacy metrics;

(x)	Strategic milestones (including, but not limited to, debt reduction, improvement of cost of debt, equity or capital, completion of projects, achievement of synergies or integration objectives, or improvements to credit rating, inventory turnover, weighted average cost of capital, implementation of significant new processes, productivity or production, product quality, and any combination of the foregoing);

(y)	Strategic sustainability metrics (including, but not limited to, corporate governance, enterprise risk management, employee development, and portfolio restructuring); and

(z)	Stockholder equity or net worth.

Any one or more Performance Measure(s) may be used to measure the performance of any Participant, the Company, Subsidiary, and/or Affiliate as a whole or any business unit or line of business of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures on an absolute, gross, total, net per share, average, adjusted or relative basis (or measure based on changes therein), including, as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (n) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.

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12.2       Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) unusual and/or nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

12.3       Adjustment of Performance-Based Compensation. The Committee shall not use discretion to adjust the payout of Performance-Based Compensation upwards once the Performance Measures have been established. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

12.4       Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that are not Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.

Article 13.	Nonemployee Director Awards

The Board or Committee shall determine all Nonemployee Director Awards. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.

Article 14.	Minimum Vesting of Share-Based Awards

Notwithstanding any other provision of this Plan to the contrary, Awards granted pursuant to Article 6, 7 and 8 of this Plan shall be subject to a minimum vesting period of at least one (1) year, provided, however, (a) such vesting may be cliff or graded (starting no earlier than one (1) year after grant), (b) the Committee may provide for earlier vesting as specified in an Award Agreement, and (c) no more than five percent (5%) of the maximum number of Shares authorized for issuance under this Plan pursuant to Section 4.1(a) may be granted with a minimum vesting period of less than one (1) year.

Article 15.	Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, for all Awards, the payment of dividends prior to an Award becoming vested shall be prohibited, and the Committee shall determine the extent to which dividends may accrue during the vesting period and become payable upon vesting. Dividends and dividend equivalents may not be paid on unexercised Options and SARs.

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Article 16.	Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company, or the Company’s designated agent, during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.

Article 17.	Rights of Participants

17.1       Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment, or service on the Board or to the Company, at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment, or service as a Nonemployee Director or Third Party Service Provider, for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 19, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

17.2       Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

17.3       Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 18.	Change of Control

18.1       Change of Control of the Company. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 18 shall apply in the event of a Change of Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement or severance compensation agreement.

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(a)            If, upon a Change of Control, a Participant receives a new Award which qualifies as a “Replacement Award” (as defined below), the Replacement Award shall continue subject to the terms of the Replacement Award.

(b)            If, upon a Change of Control that results in the Company’s Shares no longer being traded on the NASDAQ Global Market or another established securities market and no Replacement Award is granted to a Participant, the unvested portion of an Award whose vesting is based only on a service requirement shall become immediately vested and exercisable, as applicable, upon the Change of Control.

(c)            Notwithstanding subparagraph (a) and except as may be otherwise provided in an Award Agreement, upon a Change of Control, with respect to Awards that are Performance Shares or Performance Units issued pursuant to Article 9 of the Plan, a pro-rata portion of the Award shall be immediately earned, vested and payable; such portion shall be determined based on the portion of the Performance Period that has elapsed as of (i) the date of the Change of Control, if the Performance Measure is based on stock price, or (ii) the end of the last full calendar quarter preceding or commensurate with the date of the Change of Control if the Performance Measure is not based on stock price (in each case, the “Adjusted Measurement Date”). The Award amount that will be considered earned and payable will be calculated based on the higher of target or actual performance measured as of the Adjusted Measurement Date. To the extent any earned Awards that are Performance Shares or Performance Units have not been paid prior to the Change of Control because they are subject to vesting, such earned but unvested Awards shall become immediately vested, and payable upon the Change of Control.

(d)            Except as provided in subparagraph (c) or as otherwise provided in an Award Agreement, if, following a Change of Control, the Company’s Shares continue to be traded on the NASDAQ Global Market or another established securities market, outstanding Awards shall continue in effect and be treated as Replacement Awards as described in subparagraph (a).

(e)            Notwithstanding any of subparagraphs (a), (b) or (d) of this Section 18.1, the Committee may, in its sole discretion, determine that any or all outstanding Awards granted under the Plan, whether or not exercisable, will be canceled and terminated, and that in connection with such cancellation and termination, the holder of such Award may receive for each Share subject to such Awards a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a Share in connection with such transaction and the purchase price per share, if any, under the Award multiplied by the number of Shares subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Awards will be canceled and terminated without payment therefor.

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18.2       Replacement Awards. An Award shall be considered a Replacement Award if: (i) it has a value at least equal to the value of the Award it is replacing as determined by the Committee in its sole discretion; (ii) it relates to publicly traded equity securities of the Company or its successor in the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control; and (iii) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Award it is replacing (including the provisions that would apply in the event of a subsequent Change of Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Award it is replacing if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 18.2 are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.

18.3       Reduction of Excess Parachute Payments. Except as may be provided in a severance compensation agreement between the Company and the Participant, if, in connection with a Change of Control, a Participant’s Award will cause the Participant to be liable for federal excise tax under Code Section 4999 levied on certain “excess parachute payments” as defined in Code Section 280G (“Excise Tax”), then the payments made pursuant to the Awards shall be reduced (or repaid to the Company, if previously paid or provided) as provided below:

(a)          If the payments due upon a Change of Control under this Plan and any other agreement between a Participant and the Company, exceed 2.99 times the Participant’s “base amount,” as defined in Code Section 280G, and it is determined that any Excise Tax is payable by a Participant, the Participant shall receive either (i) all payments otherwise due; or (ii) the reduced payment amount described in the next sentence, whichever will provide the Participant with the greater after-tax economic benefit taking into account for these purposes any applicable Excise Tax. To the extent necessary, and in compliance with the Code, a reduced payment amount shall be calculated by reducing the payments to the minimum extent necessary so that no portion of any payment, as so reduced or repaid, constitutes an excess parachute payment. .

(b)          Whether payments are to be reduced pursuant to this Section 18.3, and the extent to which they are to be so reduced, will be determined solely by the Company in good faith and the Company will notify the Participant in writing of its determination.

(c)          In no event shall a Participant be entitled to receive any kind of gross-up payment or Excise Tax reimbursement from the Company.

Article 19.	Amendment, Modification, Suspension, and Termination

19.1       Amendment, Modification, Suspension, and Termination. Subject to Section 19.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, (i) without the prior approval of the Company’s shareholders and except as provided in Section 4.3, Options or SARs issued under this Plan will not be repriced, repurchased (including a cash buyout), replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, (ii) any amendment of the Plan must comply with the rules of the Market, and (iii) no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

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19.2      Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to the requirements of Sections 12.2 and 12.3, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

19.3      Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 19.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

19.4      Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 19.4 to any Award granted under the Plan without further consideration or action.

19.5      Compliance with the Exchange Act. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and any related regulations. If any provision of this Plan is later found not to be in compliance with such Rule and regulations, the provisions shall be deemed null and void. All grants to, and exercises of Options by Insiders under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and regulations promulgated thereunder.

Article 20.	Withholding

20.1      Tax Withholding. The Company shall have the power and the right to deduct or withhold from any amounts due and owing to the Participant, or require a Participant to remit to the Company, up to the maximum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

20.2      Share Withholding. With respect to withholding required upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of Performance Measures related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, the Committee may establish provisions in the applicable Award Agreements to satisfy the withholding requirement, in whole or in part, by having the Company withhold whole Shares having a Market Price on the date the tax is to be determined up to the maximum statutory total tax withholding that could be imposed on the transaction.

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Article 21.	Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, regardless of whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 22.	General Provisions

22.1      Forfeiture Events. Any Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company currently has in effect, or is required to adhere to, adopt or modify, pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or the Sarbanes-Oxley Act of 2002, or other applicable law (“Clawback Policy”). In addition, the Committee or the Board may impose such clawback, suspension, restriction, recovery, or recoupment provisions in an Award Agreement as the Committee or the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired Shares or other cash or property, including the gains realized thereon, as set forth in the Award Agreement. These conditions may include, without limitation, actions by the Participant which constitute a conflict of interest with the Company, are prejudicial to the Company’s interests, or are in violation of any non-compete agreement or obligation, any confidentiality agreement or obligation, the Company’s applicable policies or the Participant’s terms and conditions of employment. The Committee may require, upon exercise, payment or delivery pursuant to an award, that the Participant certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Award. No recovery of compensation under this Section will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement or otherwise with the Company.

22.2      Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

22.3      Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

22.4      Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

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22.5      Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

22.6      Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

22.7      Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.8      Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

22.9      Employees Based Outside the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Nonemployee Directors, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b)	Determine which Employees, Nonemployee Directors, and/or Third Party Service Providers outside the United States are eligible to participate in this Plan;

(c)	Modify the terms and conditions of any Award granted to Employees, Nonemployee Directors, and/or Third Party Service Providers outside the United States to comply with applicable foreign laws;

(d)	Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 21.9 by the Committee shall be attached to this Plan document as appendices; and

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(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

22.10    Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

22.11    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

22.12    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

22.13    Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee annual incentive awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

22.14    Deferred Compensation. If any Award would be considered non-qualified deferred compensation as defined under Code Section 409A and if this Plan fails to meet the requirements of Code Section 409A with respect to such Award, then such Award shall be null and void. However, the Committee may permit deferrals of compensation pursuant to the terms of a Participant’s Award Agreement, a separate plan or a subplan which meets the requirements of Code Section 409A and any related guidance. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration or delay of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury. To the extent the Plan or an Award Agreement is required to be interpreted under Code Section 409A, such interpretation shall be consistent, to the extent feasible as determined by the Company, with the intent to not cause the imposition of penalties under Code Section 409A.

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22.15    Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

22.16    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

22.17    Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

22.18    Section 162(m). It is the intention of the Company that, unless otherwise provided by the Committee, awards determined in accordance with this Plan shall be excluded from the deduction limitations contained in Code Section 162(m). Therefore, subject to the Committee’s determination that an Award need not meet the Performance-Based Compensation exception contained in Code section 162(m), if any Plan provision is found not to be in compliance with such exception, that provision shall be deemed amended so that the Plan does so comply to the extent permitted by law and deemed advisable by the Committee, and in all such events the Plan shall be construed in favor of its meeting the Performance-Based Compensation exception contained in Code Section 162(m).

As evidence of its adoption of this amendment and restatement of the Plan, the Company has caused this document to be executed by its duly authorized officer the ____ day of ______________, 2017.

CINEDIGM CORP.

By:
Name:
Title:

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CINEDIGM CORP.
ATTN: GARY LOFFREDO
45 W. 36TH Street, 7TH Fl.
NEW YORK, NY 10018

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 OF 2

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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**VOTE BY PHONE - 1-800-690-6903**
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**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

| NAME | |
|---|---|
| | CONTROL # → 0000000000000000 |
| | SHARES |
| THE COMPANY NAME INC. - COMMON | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS A | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS B | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS C | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS D | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS E | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS F | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - 401 K | 123,456,789,012.12345 |

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

**Nominees**

01 Christopher J. McGurk 02 Peter C. Brown 03 Patrick W. O'Brien 04 Zvi M. Rhine

**The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6, 7 and 8.**

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

| | Yes | No |
|---|---|---|
| Please indicate if you plan to attend this meeting | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000341999_1 R1.0.1.15

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com

**CINEDIGM CORP.**
**Annual Meeting of Stockholders**
**_____________, 2017 2:00 PM**
**This proxy is solicited by the Board of Directors**

The undersigned hereby appoints Christopher J. McGurk and Gary S. Loffredo, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of CINEDIGM CORP. (the "Company") to be held on _______, 2017 at 2:00 p.m. local time and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and, in their discretion, upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE, SHARES WILL BE VOTED FOR EACH OF THE PROPOSALS. In addition, the shares will be voted as the Board of Directors of the Company may recommend with respect to any other business as may properly come before the meeting or any adjournment thereof.

**Continued and to be signed on reverse side**

0000341999_2 R1.0.1.15